Exhibit 10.1
AMENDMENT NO. 4
          AMENDMENT NO. 4 dated as of April 2, 2009 between LAMAR MEDIA CORP. (the “Company”), LAMAR ADVERTISING OF PUERTO RICO, INC. and LAMAR TRANSIT ADVERTISING CANADA LTD. (together with Lamar Advertising of Puerto Rico, Inc., the “Subsidiary Borrowers”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”), LAMAR ADVERTISING COMPANY (“Holdings”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the lenders parties to the Credit Agreement referenced below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
          The Company, the Subsidiary Borrowers, the Subsidiary Guarantors, the lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of September 30, 2005 (as modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 4, the “Credit Agreement”). The Company, the Subsidiary Borrowers, the Subsidiary Guarantors, Holdings, the Lenders party hereto and the Administrative Agent wish now to amend the Credit Agreement and the Pledge Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.
          Section 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Definitions Generally. Section 1.01 of the Credit Agreement shall be amended as follows:
          (a) The following definitions shall be amended to read in their entirety as follows (to the extent already included in said Section 1.01) and added in the appropriate alphabetical location (to the extent not already included in said Section 1.01):
     “Adjusted Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) 1% plus the LIBO Rate (without giving effect to any rounding) for a one month Interest Period in effect on such day (or if such day is not a Business Day, the immediately preceding Business Day). Any change in the Adjusted Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the LIBO Rate, as the case may be.
     “Amendment No. 4 Effective Date” means the date upon which the conditions precedent set forth in Section 5 of Amendment No. 4 hereto shall have been satisfied or waived.

     “Applicable Rate” means:
     (a) for any Eurodollar Revolving Credit Loans, Eurodollar Term Loans or Eurodollar Incremental Loans of any Series established prior to the Amendment No. 4 Effective Date, 3.50%; provided that such rate shall be reduced to 3.25% at any time that the Senior Debt Ratio was less than 2.5 to 1 as at the last day of the fiscal quarter most recently ended as to which the Company has delivered financial statements pursuant to Section 6.01;
     (b) for any Base Rate Revolving Credit Loans, Base Rate Term Loans or Base Rate Incremental Loans of any Series established prior to the Amendment No. 4 Effective Date, 2.50%; provided that such rate shall be reduced to 2.25% at any time that the Senior Debt Ratio was less than 2.5 to 1 as at the last day of the fiscal quarter most recently ended as to which the Company has delivered financial statements pursuant to Section 6.01;
     (c) for commitment fees, 0.50%; and
     (d) for any Type of Incremental Loans of any Series established after the Amendment No. 4 Effective Date, such rates of interest as shall be agreed upon at the time Incremental Loan Commitments of such Series are established.
     Each change in the “Applicable Rate” based upon any change in the Senior Debt Ratio shall become effective for purposes of the accrual of interest (including in respect of all then-outstanding Loans) hereunder on the date three Business Days after the delivery to the Administrative Agent of the financial statements of the Company for the most recently ended fiscal quarter pursuant to Section 6.01, and shall remain effective for such purpose until three Business Days after the next delivery of such financial statements to the Administrative Agent hereunder.
          Notwithstanding the foregoing, in the event the Company consummates any Acquisition or Disposition for aggregate consideration of $75,000,000 or more, the Company shall forthwith deliver to the Administrative Agent a certificate of a Financial Officer, in form and detail satisfactory to the Administrative Agent, setting forth a redetermination of the Senior Debt Ratio reflecting such Acquisition or Disposition and, on the date three Business Days after the delivery of such certificate, the Applicable Rate shall be adjusted to give effect to such redetermination of the Senior Debt Ratio.
          Anything in this Agreement to the contrary notwithstanding, the Applicable Rate shall be the highest rates provided for above if the certificate of a Financial Officer shall not be delivered by the times provided in Section 6.01 or within three Business Days after the occurrence of any Acquisition or Disposition described above (but only, in the case of this paragraph, with respect to periods prior to the delivery of such certificate).
     “Capital Expenditures” means, for any period, the sum for the Company or any of its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of the aggregate amount of expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs)

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during such period computed in accordance with GAAP; provided that such term shall not include any such expenditures in connection with any Acquisition or any reinvestment into assets, plant and equipment from the proceeds of any Casualty Event.
     “Defaulting Lender” means any Lender that, as reasonably determined by the Administrative Agent, has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three Business Days after the date required to be funded by such Lender hereunder, (b) notified the Company, the Administrative Agent, any Issuing Lender or any Lender in writing that such Lender does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that such Lender does not intend to comply with its funding obligations under this Agreement, (c) failed, within three Business Days after request by the Administrative Agent or the Company, to confirm promptly in writing that such Lender will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by such Lender hereunder within three Business Days after the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of such Lender’s business or custodian, appointed for such Lender, or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of such parent company’s business or custodian appointed for such parent company; provided, that no Lender shall become a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender (or its parent company) or the exercise of control over such Lender (or its parent company) by a Governmental Authority or an instrumentality thereof.
     “EBITDA” means, for any period, operating income for Holdings and its Subsidiaries (other than any Unrestricted Subsidiary) (determined on a consolidated basis without duplication in accordance with GAAP) for such period (calculated before taxes, Interest Expense, interest in respect of Mirror Loan Indebtedness, depreciation, amortization and any other non-cash income or charges accrued for such period, one-time cash restructuring charges and cash severance charges in the fiscal years ending on December 31, 2008 and 2009 (which charges shall not in the aggregate exceed $2,500,000 for such fiscal years) for such period and (except to the extent received or paid in cash by Holdings or any of its Subsidiaries (other than any Unrestricted Subsidiary) income or loss attributable to equity in Affiliates for such period), excluding any extraordinary and unusual gains or losses during such period, and excluding the proceeds of any Casualty Events and Dispositions. For purposes hereof, the effect thereon of any adjustments required under Statement of Financial Accounting Standards No. 141R shall be excluded.
     Notwithstanding the foregoing, except as otherwise provided in Section 7.04(f), if during any period for which EBITDA is being determined Holdings shall have consummated any Acquisition or Disposition then, for all purposes of this Agreement, EBITDA shall be determined on a pro forma basis as if such Acquisition or Disposition had been made or consummated on the first day of such period.
     “ECF Percentage” means 100%, provided that for each fiscal year ending on or after December 31, 2010, if the Total Holdings Debt Ratio as at the last day of such fiscal year shall be

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less than 5.75 to 1, then such percentage shall be reduced to 50%, provided that any such reduction in the ECF Percentage shall be not become effective unless the financial statements required to have been delivered for the applicable fiscal year pursuant to Section 6.01(a) shall have been delivered.
     “Excess Cash Flow” means, for any period, the excess of (a) EBITDA for such period over (b) the sum of (i) all Debt Service for such period plus (ii) the aggregate amount of all Capital Expenditures made during such period (excluding Capital Expenditures to the extent financed with the proceeds of Indebtedness or constituting Capital Lease Obligations incurred pursuant to Section 7.01) plus (iii) the aggregate amount paid, or required to be paid, in cash in respect of income, franchise, real estate and other like taxes for such period (to the extent not deducted in determining EBITDA for such period) plus (iv) the aggregate amount of Restricted Payments made during such period by the Company to Holdings to enable Holdings to make interest payments on its Indebtedness (other than Restricted Payments deducted in computing EBITDA for such period) plus (v) any net increase (or minus any net decrease) in Working Capital from the first day through the last day of such period plus (vi) the amount of payments made by the Company from free cash flow (which, for the avoidance of doubt, shall exclude any payments made with the proceeds of the New Senior Notes or the Revolving Credit Loans) to repay Mirror Loan Indebtedness plus (vii) for each fiscal year of the Company ending (x) on December 31, 2009, the excess of $107,087,500 over the aggregate outstanding principal amount of the Revolving Credit Loans on December 31, 2009 (excluding any reduction to the extent financed with the proceeds of Indebtedness) and (y) thereafter, the amount of any net reduction in the aggregate outstanding principal amount of the Revolving Credit Loans from the first day of such period to the last day of such period (excluding any such reduction to the extent financed with the proceeds of Indebtedness) plus (viii) the aggregate amount of optional prepayments of principal of the Term Loans and Incremental Loans made pursuant to Section 2.09 (excluding prepayments to the extent financed with the proceeds of Indebtedness) plus (ix) the aggregate amount of any amendment fees paid by the Company during such period in connection with any amendment to this Agreement.
     “Incremental Loan Commitment” means, with respect to each Lender, the amount of the offer of such Lender to make Incremental Loans of any Series that is accepted by the Company in accordance with the provisions of Section 2.01(c), as such amount may be (a) reduced from time to time pursuant to Sections 2.07 and 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The aggregate amount of the Incremental Loan Commitments of all Series established after the Amendment No. 4 Effective Date shall not exceed $300,000,000.
     “Interest Expense” means, for any period, the sum, for the Company and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness (other than Mirror Loan Indebtedness) accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amounts payable (or minus the net amounts receivable) under Swap Agreements accrued during such period (whether or not actually paid or received during such period) including, without limitation, fees, but excluding reimbursement of legal fees and other similar transaction costs and excluding payments required by reason of the early termination of Swap Agreements in effect on the date hereof plus (c) all fees (other than any amendment fees paid by the Company during such period in connection with any amendment to this Agreement) incurred

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in connection with this Agreement and the Loans hereunder, including letter of credit fees and expenses related thereto, incurred hereunder after the Effective Date.
     “JPMCB Segregated Accounts” has the meaning assigned to such term in Section 6.12.
     “LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the greater of (a) 2.00% per annum and (b) the rate appearing on Reuters Page LIBOR01 (or on any successor or substitute page or service providing quotations of interest rates applicable to dollar deposits in the London interbank market comparable to those currently provided on such page, as determined by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for U.S. dollar deposits with a maturity comparable to such Interest Period. In the event that the rate in clause (b) above is not available at such time for any reason, then such rate in clause (b) with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which U.S. dollar deposits of $5,000,000, and for a maturity comparable to such Interest Period, are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.
     “New Senior Notes” means the 9-3/4% Senior Notes due 2014 of the Company in the original principal amount of $350,000,000.
     “Pledge Agreement” means an Amended and Restated Pledge Agreement, substantially in the form of Exhibit A to Amendment No. 4 hereto, between the Obligors and the Administrative Agent.
     “Security Documents” means the Pledge Agreement, the Holdings Guaranty and Pledge Agreement and any other collateral agreement, intercreditor agreement, mortgage, deed of trust, ship mortgage, license or sub-license agreement or account control agreement delivered in connection with the Loan Documents, and all Uniform Commercial Code financing statements and continuation statements required by such documents to be filed with respect to the security interests created pursuant thereto.
     “Senior Debt Ratio” means, as at any date, the ratio of (a) all Indebtedness (other than Subordinated Indebtedness or Mirror Loan Indebtedness) of the Company and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) on such date to (b) EBITDA for the period of four consecutive quarters ending on or most recently ended prior to such date.
     “Total Holdings Debt Ratio” means, as at any date, the ratio of (a) all Indebtedness (including Subordinated Indebtedness, the Senior Notes and any other convertible debt) of Holdings and its Subsidiaries (other than any Unrestricted Subsidiary) (determined on a consolidated basis without duplication in accordance with GAAP) on such date minus, at any time during the 2009 and 2010 fiscal years of Holdings, the amount (which amount shall not exceed the amount of convertible debt due in December, 2010) of proceeds received from the New Senior Notes held in any JPMCB Segregated Account at such time to (b) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date.

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     “Working Capital” means, at any time, the excess or deficiency at such time of current assets (excluding cash and cash equivalents) over current liabilities (excluding (x) the current portion of long-term debt and (y) for the fiscal years ending on December 31, 2008 and December 31, 2009, accrued but unpaid interest in respect of Indebtedness) of the Company and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP).
     (b) The definition of “Total Debt Ratio” shall be deleted.
          2.03. Incremental Loans. Section 2.01(c) of the Credit Agreement shall be amended by replacing the second paragraph thereof in its entirety as follows:
     “Anything herein to the contrary notwithstanding, (i) the minimum aggregate principal amount of Incremental Loan Commitments entered into pursuant to any such request (and, accordingly, the minimum aggregate principal amount of any Series of Incremental Loans) shall be $50,000,000 (except that in the case of Incremental Loan Commitments made available to a Subsidiary Borrower, such minimum aggregate principal amount shall be $5,000,000), (ii) the aggregate principal amount of all Incremental Loan Commitments and all outstanding Series of Incremental Loans established after the Amendment No. 4 Effective Date shall not exceed $300,000,000, (iii) the aggregate principal amount of all Incremental Loan Commitments and all outstanding Series of Incremental Loans to all Subsidiary Borrowers shall not exceed $107,000,000 and (iv) no Incremental Loan shall be made unless the Administrative Agent shall have received evidence satisfactory to it that after giving effect to the Borrowing of such Incremental Loans and the other transactions that are to occur on the date of such Borrowing (under the assumption that such Borrowing and such other transactions had been consummated on the first day of the respective periods for which calculations are to be made), the Senior Debt Ratio would be less than 2.5 to 1, and a Financial Officer shall have delivered a certificate to the foregoing effect to the Administrative Agent. Except as otherwise expressly provided herein, the Incremental Loans of any Series shall have the interest rate, amortization schedule and maturity date as shall be agreed upon by the Lenders in respect thereof and the Company (or, in the case of Incremental Loans to a Subsidiary Borrower, such Subsidiary Borrower).”
          2.04. Mandatory Termination of Commitment. Section 2.07(a) of the Credit Agreement shall be amended by replacing the first paragraph thereof in its entirety as follows:
     “Unless previously terminated, (i) the Revolving Credit Commitment shall terminate at the close of business on the Revolving Credit Termination Date, (ii) the Term Loan Commitment shall terminate at the close of business on the Effective Date, and (iii) the Incremental Loan Commitments with respect to each Series of Incremental Loans shall terminate at the close of business on the commitment termination date specified in the agreement entered into with respect to such Series. In addition, the aggregate amount of the Revolving Credit Commitments shall be automatically ratably reduced to $200,000,000 on the Amendment No. 4 Effective Date.”
          2.05. Prepayments of Loans. Section 2.09 of the Credit Agreement shall be amended as follows:
          (a) Section 2.09(a) shall be amended by inserting the language “at any time after January 1, 2010,” immediately preceding the language “the relevant Borrower may elect to apply” in clause (i) of the proviso contained in the second sentence thereof.

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          (b) Section 2.09(b)(i) shall be amended to read in its entirety as follows:
     “(i) Casualty Events. Upon the date 270 days following the receipt by a Borrower or any of its Subsidiaries of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any property of such Borrower or any of its Restricted Subsidiaries (or upon such earlier date as such Borrower or such Restricted Subsidiary, as the case may be, shall have determined not to reinvest such proceeds as provided below), such Borrower shall prepay the Loans of such Borrower (and/or, in the case of the Company, provide cover for LC Exposure of the Company as specified in Section 2.04(i)) in an aggregate amount, if any, equal to 100% of the Net Available Proceeds of such Casualty Event not theretofore applied or committed to be applied to a reinvestment into assets reasonably related to the outdoor advertising, out of home media and logo signage business of such Borrower and its Restricted Subsidiaries pursuant to one or more Capital Expenditures (disregarding the proviso of such definition for the purposes of this Section 2.09(b)(i)) or Acquisitions permitted hereunder (it being understood that if Net Available Proceeds committed to be applied are not in fact applied within twelve months of the respective Casualty Event, then such Net Available Proceeds shall be applied to the prepayment of Loans and cover for LC Exposure as provided in this clause (i) at the expiration of such twelve-month period), such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause (iii) of this Section 2.09(b).”
     (c) Section 2.09(e) shall be amended to read in its entirety as follows:
     “(e) Mandatory Prepayments- Excess Cash Flow. Not later than the date 100 days after the end of each fiscal year of the Company ending after the Amendment No. 4 Effective Date, the Company shall prepay the Loans (and/or provide cover for LC Exposure as specified in Section 2.04(i)), in an aggregate amount equal to the ECF Percentage of Excess Cash Flow for such fiscal year. The amount of any required prepayment pursuant to this Section 2.09(e) shall be applied as follows:
          (i) any prepayment with respect to Excess Cash Flow for the fiscal year ending on December 31, 2009 shall be applied, first, to the prepayment of the Revolving Credit Loans up to an amount equal to $107,087,500, without reduction of the Revolving Credit Commitments, and second, to the prepayment of the Term Loans and Incremental Loans of all Borrowers ratably in accordance with the then-outstanding aggregate amounts of all such Loans; and
          (ii) any prepayment with respect to Excess Cash Flow for any fiscal year ending after January 1, 2010 shall be applied, first, to the prepayment of the Term Loans and Incremental Loans of all Borrowers ratably in accordance with the then-outstanding aggregate amounts of all such Loans, and second, to the prepayment of the Revolving Credit Loans, without reduction of the Revolving Credit Commitments.
     Each such prepayment of the Term Loans and Incremental Loans shall be applied ratably to the installments thereof in accordance with the respective aggregate principal amounts of the Term Loans and Incremental Loans outstanding on the date of such prepayment, provided that, for any prepayment with respect to Excess Cash Flow for any fiscal year ending after January 1, 2010, at its option exercised by notice to the Administrative Agent, the Company may elect to apply an amount of such prepayment equal to the installments of such Loans due on the four

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Quarterly Dates immediately following the date of such prepayment to such installments in direct order of maturity.”
          (d) A new Section 2.09(f) shall be inserted at the end of Section 2.09 of the Credit Agreement to read as follows:
     “(f) Prepayments Accompanied by Interest. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11
          2.06. Replacement of Lenders. The first sentence of Section 2.17(b) of the Credit Agreement shall be amended by adding the language “or otherwise becomes a Defaulting Lender” immediately following the language “defaults in its obligation to fund Loans hereunder”.
          2.07. Defaulting Lender. A new Section 2.18 shall be inserted at the end of Article II of the Credit Agreement to read as follows:
     “SECTION 2.18. DEFAULTING LENDER. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
     (a) if any LC Exposure exists at the time such Lender becomes a Defaulting Lender then:
     (i) all or any part of such LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s LC Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Credit Commitments, (y) the sum of each non-Defaulting Lender’s Revolving Credit Exposure plus the portion of such Defaulting Lender’s LC Exposure to be reallocated to it does not exceed its Revolving Credit Commitment and (z) the conditions set forth in Section 5.03 are satisfied at such time;
     (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Company shall within one Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.04(i) for so long as such LC Exposure is outstanding;
     (iii) if the Company cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 2.18(a), the Company shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.10(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;
     (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to this Section 2.18(a), then the fees payable to the Lenders pursuant to Sections 2.10(a) and 2.10(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and
     (v) if any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to this Section 2.18(a), then, without prejudice to any rights or remedies of

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any Issuing Lender or any Lender hereunder, all letter of credit fees payable under Section 2.10(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Lender(s) until such LC Exposure is reallocated; and
     (b) so long as any Lender is a Defaulting Lender, the Issuing Lenders shall not be required to issue, extend or increase any Letter of Credit, unless the applicable Issuing Lender is satisfied that the related exposure will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Lenders, and participating interests in any such newly issued, extended or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.18(a)(i) (and Defaulting Lenders shall not participate therein).
     In the event that the Administrative Agent, the Company and the Issuing Lenders agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Defaulting Lender’s Revolving Credit Commitment and on such date such Defaulting Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Defaulting Lender to hold such Loans in accordance with its Applicable Percentage.”
          2.08. Financial Condition; No Material Adverse Change. The last sentence of Section 4.04 of the Credit Agreement shall be amended by replacing the language “Since December 31, 2004” with the language “Since December 31, 2008”.
          2.09. Use of Proceeds. The first sentence of Section 6.09 of the Credit Agreement shall be amended by inserting, immediately following the language “general corporate purposes of the Company and its Restricted Subsidiaries (including to make Restricted Payments)” in clause (iii) thereof, the following language:
     “; provided that the proceeds of Revolving Credit Loans shall not be used, directly or indirectly, to declare or make any Restricted Payment or to repay (or purchase, redeem, retire or otherwise acquire for value) any Restricted Indebtedness unless the Administrative Agent shall have received evidence satisfactory to it that after giving effect to the Borrowing of such Revolving Credit Loans and the making of such Restricted Payment or the repayment (or purchase, redemption, retirement or other acquisition) of such Restricted Indebtedness, the Senior Debt Ratio would be less than 2.5 to 1, and a Financial Officer shall have delivered a certificate to the foregoing effect to the Administrative Agent, except that proceeds of Revolving Credit Loans in an amount up to $107,087,500 may be used by the Company to repay the Mirror Loan Indebtedness”.
          2.10. Further Assurances. Section 6.10 of the Credit Agreement shall be amended by inserting a new Section 6.10(d) at the end thereof to read as follows:
     “(d) Further Assurances. The Company will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement.
     Without limiting the generality of the foregoing, the Company will, and will cause each other Obligor to, take such action from time to time (including filing appropriate Uniform Commercial Code financing statements and continuation statements and executing and delivering

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such assignments, security agreements, account control agreements and other instruments) as shall be reasonably necessary (or, if reasonably requested by the Administrative Agent, desirable) to create, in favor of the Administrative Agent for the benefit of the Lenders (and their Affiliates party to one or more Swap Agreements), perfected security interests and Liens in any property owned by it that is of the type included in the definition of “Collateral” under the Pledge Agreement as collateral security for its obligations hereunder; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents.
     If any Obligor shall acquire any fee-owned real property interest, including improvements, after the Amendment No. 4 Effective Date having a fair market value of more than $2,500,000 (or shall make improvements upon any existing real property interest resulting in the fair market value of such interest together with such improvements being greater than $2,500,000), then, as applicable, the Company will, or will cause such Obligor to, will execute and deliver in favor of the Administrative Agent a mortgage, deed of trust or deed to secure debt (as appropriate for the jurisdiction in which such respective real property is situated) pursuant to which such Obligor will create a Lien upon such real property interest (and improvements) in favor of the Administrative Agent for the benefit of the Lenders (and their Affiliates party to one or more Swap Agreements) as collateral security for it obligations hereunder and will deliver such opinions of counsel, title insurance policies, surveys and certificates of insurance and endorsements designating the Administrative Agent as additional insured and loss payee as the Administrative Agent shall reasonably request in connection therewith.”
          2.11. Affirmative Covenants. New Sections 6.11 and 6.12 shall be inserted at the end of Article VI of the Credit Agreement to read as follows:
     “SECTION 6.11. POST-CLOSING REQUIREMENTS. Within 75 days after the Amendment No. 4 Effective Date, the Company shall deliver to the Administrative Agent mortgages, deeds of trust or deeds to secure debt (as appropriate for the jurisdiction in which such respective real property is situated) executed by each applicable Obligor that owns each real property interest identified in Schedule 6.11 to Amendment No. 4 hereto that is denoted to be so subject to a mortgage, deed of trust or deed to secure debt, pursuant to which such Obligor will create a Lien upon such real property interest in favor of the Administrative Agent for the benefit of the Lenders (and their Affiliates party to one or more Swap Agreements) as collateral security for it obligations hereunder and will deliver such opinions of counsel, title insurance policies, surveys (to the extent previously obtained by the Company prior to the Amendment No. 4 Effective Date) and certificates of insurance and endorsements designating the Administrative Agent as additional insured and loss payee as the Administrative Agent shall reasonably request in connection therewith.
     SECTION 6.12. PROCEEDS FROM NEW SENIOR NOTES. The net proceeds received by the Company from the issuance of the New Senior Notes shall be (or have been) used (a) first, to prepay the Revolving Credit Loans in full, and (b) thereafter, to be deposited into the segregated account of the Company at JPMCB pursuant to which the Administrative Agent shall have “control” (within the meaning of Section 9-104 or 9-106 of the New York Uniform Commercial Code, as applicable) (the “Initial JPMCB Segregated Account”) and the only permitted withdrawals from which shall be to (i) repay the Mirror Loan Indebtedness, (ii) prepay the Loans or (iii) make a Restricted Payment permitted under Section 7.06, provided that the proceeds of such Restricted Payment shall be held in a segregated account at JPMCB (together

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with the Initial JPMCB Segregated Account, the “JPMCB Segregated Accounts”) and the only permitted withdrawal from which shall be to repay the Senior Notes.”
          2.12. Indebtedness. Section 7.01(c) of the Credit Agreement shall be amended to read in its entirety as follows:
     “(c) the New Senior Notes in an aggregate principal amount up to but not exceeding $350,000,000 at any one time outstanding;”
          2.13. Contingent Liabilities. Section 7.03(a)(ii) of the Credit Agreement shall be amended by replacing the language “Total Debt Ratio” with the language “Total Holdings Debt Ratio”.
          2.14. Restricted Payments. Section 7.06 of the Credit Agreement shall be amended as follows:
          (a) Section 7.06(a)(i) of the Credit Agreement shall be amended to read in its entirety as follows:
     “(i) no Default shall have occurred and be continuing (except Restricted Payments may be made to Holdings in order to allow Holdings to pay dividends on its Series AA Preferred Stock in any single fiscal year in an aggregate amount up to $500,000 (and such dividend payments may be prefunded in an aggregate amount up to $2,000,000), notwithstanding that a Default under clause (c) or (d) of Article VIII exists, so long as no other Default shall have occurred and be continuing); and”
          (b) Section 7.06(a)(ii) of the Credit Agreement shall be amended to read in its entirety as follows:
     “(ii) the Total Holdings Debt Ratio would be less than or equal to 5.50 to 1 at the time of such Restricted Payment and after giving effect thereto (and to any concurrent incurrence of Indebtedness), except that, notwithstanding the preceding and subject to the satisfaction of the condition in clause (i) above, (a) Restricted Payments may be made to Holdings in order to allow Holdings to pay dividends on its Series AA Preferred Stock in any single fiscal year in an aggregate amount up to $500,000 (and such dividend payments may be prefunded in an aggregate amount up to $2,000,000) and (b) repayments of the Mirror Loan Indebtedness may be made with the proceeds of the New Senior Notes or with free cash flow; provided that the proceeds of Revolving Credit Loans shall not be used, directly or indirectly, to make any such Restricted Payment unless after giving effect thereto the Senior Debt Ratio would be less than 2.5 to 1, except that, notwithstanding the preceding, proceeds of Revolving Credit Loans in an amount up to $107,087,500 may be used by the Company to repay the Mirror Loan Indebtedness.”
          2.15. Certain Financial Covenants. Section 7.09 of the Credit Agreement shall be amended as follows:
          (a) Section 7.09(a) shall be amended to read in its entirety as follows:
     “(a) Total Holdings Debt Ratio. The Company will not permit the Total Holdings Debt Ratio to exceed the following respective ratios at any time during the following respective periods:

11

Period	Ratio
Amendment No. 4 Effective Date through and including March 31, 2009	7.25 to 1.00

Thereafter through and including June 30, 2009	7.50 to 1.00

Thereafter through and including June 30, 2010	7.75 to 1.00

Thereafter through and including December 31, 2010	7.50 to 1.00

Thereafter through and including March 31, 2011	7.00 to 1.00

Thereafter through and including June 30, 2011	6.75 to 1.00

Thereafter through and including September 30, 2011	6.25 to 1.00

Thereafter	6.00 to 1.00
     (b) Section 7.09(b) shall be amended to read in its entirety as follows:
     “(b) Senior Debt Ratio. The Company will not permit the Senior Debt Ratio to exceed the following respective ratios at any time during the following respective periods:

Period	Ratio
Amendment No. 4 Effective Date through and including March 31, 2009	4.00 to 1.00

Thereafter through and including March 31, 2010	4.25 to 1.00

Thereafter through and including September 30, 2010	4.00 to 1.00

Thereafter through and including December 31, 2010	3.75 to 1.00

Thereafter through and including March 31, 2011	3.50 to 1.00

Thereafter through and including September 30, 2011	3.25 to 1.00

12

Period	Ratio
Thereafter through and including December 31, 2011	3.00 to 1.00

Thereafter	2.00 to 1.00
          2.16. Repayments of Certain Indebtedness. The first paragraph of Section 7.11 of the Credit Agreement shall be amended to read in its entirety as follows:
     “Except as set forth in Section 7.01(e), the Company will not, nor will it permit any of its Restricted Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, any Indebtedness issued under Section 7.01(c) or any Refunding Indebtedness (herein, “Restricted Indebtedness”), except for (i) regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Restricted Indebtedness, (ii) payments or prepayments made from the proceeds of Refunding Indebtedness so long as (x) notice of redemption, payment or prepayment of the Indebtedness to be paid shall have been given to the holders thereof or shall be given substantially contemporaneously with the incurrence of such Refunding Indebtedness and (y) the proceeds of such Refunding Indebtedness shall have been deposited into escrow with irrevocable instructions to the escrow agent to apply such proceeds to the redemption of, or repurchase of, such Indebtedness to be paid and (iii) additional payments or prepayments applied to the redemption (or repurchase and immediate cancellation) of Restricted Indebtedness, so long as at the time thereof and after giving effect thereto, (x) no Default shall have occurred and be continuing, (y) the aggregate amount of such payments made after the date hereof shall not exceed $100,000,000 and (z) the Total Holdings Debt Ratio would be less than or equal to 5.50 to 1, provided that the proceeds of Revolving Credit Loans shall not be used, directly or indirectly, to make such payments or prepayments unless after giving effect thereto the Senior Debt Ratio would be less than 2.5 to 1.”
          2.17. Event of Default Relating to Security Documents. Clause (n) of Article VIII of the Credit Agreement shall be amended to read in its entirety as follows:
     “(n) Any of the following shall occur: (i) the Liens created by any Security Document shall at any time (other than by reason of the Administrative Agent relinquishing possession of certificates evidencing shares of stock of Subsidiaries pledged thereunder) cease to constitute valid and perfected Liens on the Collateral (as defined therein) intended to be covered thereby; (ii) except for expiration in accordance with its terms, any Security Document shall for whatever reason be terminated or shall cease to be in full force and effect; or (iii) the enforceability of any Security Document shall be contested by any Credit Party party thereto; or”
          2.18. Schedule 4.14. Schedule 4.14 to the Credit Agreement shall be amended in its entirety to read as set forth in Schedule 4.14 to this Amendment No. 4.
          2.19. Exhibit E. Exhibit E to the Credit Agreement shall be amended in its entirety to read as set forth in Exhibit E to this Amendment No. 4.

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          Section 3. Amendments to Pledge Agreement. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, the Pledge Agreement shall be amended and restated in its entirety in substantially the form of Exhibit A hereto. Each of the Lenders party hereto hereby empowers and authorizes the Administrative Agent to execute and deliver or file (as the case may be) on its behalf the Pledge Agreement (as so amended and restated) and all related financing statements and any financing statements, continuation statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Security Documents.
          Section 4. Representations and Warranties. Each of the Company, the Subsidiary Borrowers, Holdings and the Subsidiary Guarantors represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries, as of the date hereof and the Amendment No. 4 Effective Date, that (i) the representations and warranties set forth in Article IV of the Credit Agreement (as amended by this Amendment No. 4) and the other Loan Documents are true and complete as if made on and as of each such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 4 and (ii) no Default or Event of Default has occurred and is continuing. Each of the Company, the Subsidiary Borrowers, Holdings and the Subsidiary Guarantors further represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries, as of the date hereof that (A) set forth in Schedule 4.14 to this Amendment No. 4 is a complete and correct list of all of the Subsidiaries of the Credit Parties as of the date hereof together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary, (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests, (iv) whether such Subsidiary is a Restricted Subsidiary or Unrestricted Subsidiary and (v) whether such Subsidiary is a Subsidiary Guarantor and “Securing Party” under the Pledge Agreement and (B) the information set forth in Schedule 6.11 to this Amendment No. 4 correctly indicates the identity of the entity owning the parcels of real property located at 5321 and 5551 Corporate Boulevard in Baton Rouge, LA, 70808, and the county (parish) in which such real property interests are located.
          Section 5. Conditions Precedent. The amendments set forth in Sections 2 and 3 hereof shall become effective as of the date upon which the following conditions shall have been satisfied:
     (i) The Administrative Agent shall have received executed counterparts of this Amendment No. 4 from the Company, each Subsidiary Borrower, each Subsidiary Guarantor, Holdings, each Issuing Lender and the Required Lenders, and execution hereof by the Administrative Agent.
     (ii) The Administrative Agent shall have received executed counterparts of the Pledge Agreement from the Obligors. In addition, (a) each Obligor shall have taken such other action as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Pledge Agreement and (b) appropriate Uniform Commercial Code financing statements shall have been filed.
     (iii) The Administrative Agent shall have received bank account control agreements in form and substance satisfactory to it pursuant to which the Administrative Agent shall have “control” (within the meaning of Sections 9-104 or 9-106 of the New York Uniform Commercial Code, as applicable) of each of the bank accounts so denoted in Annex 5 to the Pledge Agreement.
     (iv) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 4 Effective Date) of Kean, Miller,

14

Hawthorne, D’Armond, McCowan & Jarman, L.L.P., counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent (and each of the Credit Parties hereby requests such counsel to deliver such opinion);
     (v) The Administrative Agent shall have received for the account of each Lender that on or prior to 3:00 p.m. New York City time on April 2, 2009 (the “Final Consent Time”) shall have executed a written consent to this Amendment No. 4 and delivered the same to the Administrative Agent, an amendment fee in an amount equal to 0.375% of the sum of such Lender’s (x) Revolving Credit Commitment at the Final Consent Time (determined as if the Amendment No. 4 Effective Date, and the reduction of the Revolving Credit Commitments pursuant to Section 2.04 hereof, shall have occurred) and (y) outstanding Term Loans and Incremental Loans at the Final Consent Time.
     (vi) The Administrative Agent shall have received all other fees and other amounts due and payable on or prior to the Amendment No. 4 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company.
     (vii) The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of the transactions contemplated hereunder and any other legal matters relating to the Credit Parties, all in form and substance reasonably satisfactory to the Administrative Agent.
     (viii) The Administrative Agent shall have received a certificate, dated the Amendment No. 4 Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, certifying as to the accuracy of the representations and warranties set forth in Section 4 hereof.
     (ix) The Administrative Agent shall have received (x) the results of a recent search, by a Person satisfactory to Administrative Agent, of all effective Uniform Commercial Code financing statements (or equivalent filings) made with respect to any Property of any Obligor, together with copies of all such filings disclosed by such search, and (y) Uniform Commercial Code termination statements (or similar documents) duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective Uniform Commercial Code financing statements (or equivalent filings) disclosed in such search (other than any such financing statements in respect of Liens permitted by the Loan Documents).
     (x) The Administrative Agent shall have received satisfactory evidence that the Company shall have received at least $307,000,000 in cash from the issuance of New Senior Notes and that the proceeds from such issuance shall have been applied in compliance with Section 6.12 of the Credit Agreement (as amended hereby).
          Section 6. Security Documents. Each of the Company, the Subsidiary Borrowers, Holdings and the Subsidiary Guarantors confirms its obligations under each Security Document to which it is a party and each of the Company and the Subsidiary Guarantors hereby confirms its obligations under Article III of the Credit Agreement.
          Section 7. Miscellaneous. Except as herein provided, the Credit Agreement and each Security Document shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same

15

amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment No. 4 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 4. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

16

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

COMPANY LAMAR MEDIA CORP.
By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

SUBSIDIARY BORROWERS LAMAR ADVERTISING OF PUERTO RICO, INC.
By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/Treasurer

LAMAR TRANSIT ADVERTISING CANADA LTD.
By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Vice President — Chief Financial Officer

HOLDINGS LAMAR ADVERTISING COMPANY
By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

SUBSIDIARY GUARANTORS

AMERICAN SIGNS, INC.
COLORADO LOGOS, INC.
FLORIDA LOGOS, INC.
KANSAS LOGOS, INC.
LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
LAMAR ADVERTISING OF KENTUCKY, INC.
LAMAR ADVERTISING OF MICHIGAN, INC.
LAMAR ADVERTISING OF OKLAHOMA, INC.
LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
LAMAR ADVERTISING OF YOUNGSTOWN, INC.
LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR BENCHES, INC.
LAMAR DOA TENNESSEE HOLDINGS, INC.
LAMAR DOA TENNESSEE, INC.
LAMAR ELECTRICAL, INC.
LAMAR FLORIDA, INC.
LAMAR I-40 WEST, INC.
LAMAR OBIE CORPORATION
LAMAR OCI NORTH CORPORATION
LAMAR OCI SOUTH CORPORATION
LAMAR OHIO OUTDOOR HOLDING CORP.
LAMAR OKLAHOMA HOLDING COMPANY, INC.
LAMAR PENSACOLA TRANSIT, INC.
MICHIGAN LOGOS, INC.
MINNESOTA LOGOS, INC.
NEBRASKA LOGOS, INC.
NEVADA LOGOS, INC.
NEW MEXICO LOGOS, INC.
O. B. WALLS, INC.
OHIO LOGOS, INC.
OUTDOOR MARKETING SYSTEMS, INC.
PREMERE OUTDOOR INC.
SALE POINT POSTERS, INC.
SEABOARD OUTDOOR ADVERTISING CO., INC.
SOUTH CAROLINA LOGOS, INC.
TENNESSEE LOGOS, INC.
TLC PROPERTIES II, INC.
TLC PROPERTIES, INC.
UTAH LOGOS, INC.
VISTA MEDIA GROUP, INC.

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

DELAWARE LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
KENTUCKY LOGOS, LLC
LOUISIANA INTERSTATE LOGOS, L.L.C.
MAINE LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.L.C.
MISSOURI LOGOS, LLC
NEW JERSEY LOGOS, L.L.C.
OKLAHOMA LOGOS, L.L.C.
PENNSYLVANIA LOGOS, LLC
VIRGINIA LOGOS, LLC
WASHINGTON LOGOS, L.L.C.

By:	Interstate Logos, L.L.C., its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

INTERSTATE LOGOS, L.L.C. THE LAMAR COMPANY, L.L.C.
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

LAMAR ADVERTISING OF LOUISIANA, L.L.C. LAMAR ADVERTISING OF PENN, LLC LAMAR TENNESSEE, L.L.C. LC BILLBOARD, L.L.C.
By:	The Lamar Company, L.L.C., its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP
By:	The Lamar Company, L.L.C., its General Partner

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

TLC FARMS, L.L.C. TLC PROPERTIES, L.L.C.
By:	TLC Properties, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

OUTDOOR PROMOTIONS WEST, LLC TRIUMPH OUTDOOR RHODE ISLAND, LLC
By:	Triumph Outdoor Holdings, LLC, its Managing Member

By:	Lamar Central Outdoor, LLC, its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

LAMAR ADVANTAGE GP COMPANY, LLC LAMAR ADVANTAGE LP COMPANY, LLC TRIUMPH OUTDOOR HOLDINGS, LLC
By:	Lamar Central Outdoor, LLC, its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

LAMAR CENTRAL OUTDOOR, LLC
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

LAMAR AIR, L.L.C.
By:	The Lamar Company, L.L.C., its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

LAMAR T.T.R., L.L.C.
By:	Lamar Advertising of Youngstown, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, LLC
By:	Outdoor Marketing Systems, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

OBIE BILLBOARD, LLC
By:	Lamar Obie Corporation, its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

TEXAS LOGOS, L.P.
By:	Oklahoma Logos, L.L.C., its General Partner

By:	Interstate Logos, L.L.C., its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.
By:	Lamar Advantage GP Company, LLC, its General Partner

By:	Lamar Central Outdoor, LLC, its Managing Member

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY
By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

ADMINISTRATIVE AGENT JPMORGAN CHASE BANK, N.A., as Administrative Agent and Issuing Lender
By:	/s/ Christophe Vohmann
	Name:	Christophe Vohmann
	Title:	Executive Director

LENDERS: ABCLO 2007-1 Ltd.
By:	AllianceBernstein L.P., as Manager

By:	/s/ Michael E. Sohr
	Name:	Michael E. Sohr
	Title:	Senior Vice President

LENDERS: ACA CLO 2006-1 LTD.
By:	Apidos Capital Management, LLC, Its Investment Advisor

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

ACA CLO 2006-2 LTD.
By:	Apidos Capital Management, LLC, Its
Investment Advisor

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

ACA CLO 2007-1 LTD.
By:	Apidos Capital Management, LLC, Its
Investment Advisor

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

Apidos CDO VI
By:	Apidos Capital Management, LLC, Its
Investment Advisor

By:	/s/ Vincent Ingato
	Name:	Vicent Ingato
	Title:	Managing Director

LENDERS: Apidos Cinco CDO
By:	Apidos Capital Management, LLC, Its
Investment Advisor

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

LENDERS: ALLIED IRISH BANKS, P.L.C.
By:	/s/ Gregory Wiske
	Name:	Gregory Wiske
	Title:	Vice President

By:	/s/ Keith Hamilton
	Name:	Keith Hamilton
	Title:	Assistant Vice President

LENDERS: AIB DEBT MANAGEMENT, LIMITED
By:	/s/ Gregory Wiske
	Name:	Gregory Wiske
	Title:	Vice President

By:	/s/ Keith Hamilton
	Name:	Keith Hamilton
	Title:	Assistant Vice President

LENDERS: AMERICAN INTERNATIONAL GROUP, INC.
By:	AIG Global Investment Corp., Its Investment
Adviser

GALAXY X CLO, LTD.
By:	AIG Global Investment Corp., Its Collateral
Manager

By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

LENDERS: ARES XI CLO LTD.
By:	Ares CLO Management XI, L.P.

By:	Ares CLO GP XI, LLC, Its General Partner

By:	Ares Management LLC, Its Manager

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

LENDERS: ARES XII CLO LTD.
By:	Ares CLO Management XII, L.P.

By:	Ares CLO GP XII, LLC, Its General Partner

By:	Ares Management LLC, Its Manager

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

LENDERS: ARES X CLO LTD.
By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

LENDERS: GLOBAL LOAN OPPORTUNITY FUND B.V.
By:	Ares Management Limited, Its Portfolio Manager

By:	/s/ Americo Cascella
	Name:	Americo Cascella
	Title:	Authorized Signatory

LENDERS: ARTUS LOAN FUND 2007-1 LTD.
By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

VINACASA CLO, LTD.
By:	Babson Capital Management LLC, as Collateral Servicer

By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

LENDERS: ATLANTIS FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

LENDERS: AUGUSTA TRADING LLC
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

LENDERS: AVENUE CLO FUND, LTD. AVENUE CLO III, LTD. AVENUE CLO V, LTD. AVENUE CLO VI, LTD.
By:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Portfolio Manager

LENDERS: BAKER STREET CLO II LTD.
By:	Seix Investment Advisors LLC, as Collateral
Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

LENDERS: BANK OF AMERICA, N.A.
By:	/s/ Christopher S. Allen
	Name:	Christopher S. Allen
	Title:	Senior Vice President

LENDERS: BAIKILION CLO 2007-1
By:	/s/ Joanna Bensimon
	Name:	Joanna Bensimon
	Title:	Associate

LENDERS:

BLUEMOUNTAIN CLO III LTD.

By:	Bluemountain Capital Management, LLC, Its collateral manager

By:	/s/ Glenn Mueller
	Name:	Glenn Mueller
	Title:	Associate

LENDERS: BNP PARIBAS
By:	/s/ Yung Wu
	Name:	Yung Wu
	Title:	Vice President

By:	/s/ Charles Romano
	Name:	Charles Romano
	Title:	Director

LENDERS: CALYON NEW YORK BRANCH
By:	/s/ David Cagle
	Name:	David Cagle
	Title:	Managing Director

By:	/s/ Brian Myers
	Name:	Brian Myers
	Title:	Managing Director

LENDERS:

CANARAS SUMMIT CLO LTD

By:	Canaras Capital Management LLC, as Sub-Investment Adviser

By:	/s/ Benjamin S. Steger, CFA
	Name:	Benjamin S. Steger, CFA
	Title:	Authorized Signatory

LENDERS:

CENT CDO 14 LIMITED

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

LENDERS:

CENT CDO 15 LIMITED

By:	RiverSource Investments, LLC, as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

LENDERS: CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH
By:	/s/ Jim C.Y. Chen
	Name:	Jim C.Y. Chen
	Title:	Vice President & General Manager

LENDERS:

CHGO LOAN FUNDING LTD.

By:	Chicago Fundamental Investment Partners, LLC, as Collateral Manager

By:	/s/ John R. Gordon
	Name:	John R. Gordon
	Title:	Principal and Chief Financial Officer

LENDERS: CITIBANK, N.A.
By:	/s/ Julio Ojea-Quintana
	Name:	Julio Ojea-Quintana
	Title:	Vice President

LENDERS:

CLYDESDALE CLO 2006, LTD.

By:	Nomura Corporate Research and Asset Management Inc., as Investment Manager

By:	/s/ Robert Hoffman Name: Robert Hoffman
Title: Executive Director

LENDERS:

CLYDESDALE CLO 2007, LTD.

By:	Nomura Corporate Research and Asset Management Inc., as Investment Manager

By:	/s/ Robert Hoffman Name: Robert Hoffman
Title: Executive Director

LENDERS:

CLYDESDALE STRATEGIC CLO I, LTD.

By:	Nomura Corporate Research and Asset Management Inc., as Investment Manager

By:	/s/ Robert Hoffman Name: Robert Hoffman
Title: Executive Director

LENDERS: COLUMBUSNOVA CLO LTD. 2007-1
By:	/s/ Tom Bohrer
	Name:	Tom Bohrer
	Title:	Director

LENDERS: COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
By:	/s/ Edward C. A. Forsberg
	Name:	Edward C. A. Forsberg
	Title:	Vice President & Manager

By:	/s/ Peter Wesemeier
	Name:	Peter Wesemeier
	Title:	Assistant Vice President

LENDERS: COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH as a Lender
By:	/s/ Eric Hurshman
	Name:	Eric Hurshman
	Title:	Managing Director

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

LENDERS: CRÉDIT INDUSTRIEL ET COMMERCIAL
By:	/s/ Anthony Rock
	Name:	Anthony Rock
	Title:	Managing Director

By:	/s/ Brian O’Leary
	Name:	Brian O’Leary
	Title:	Managing Director

LENDERS: DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Susan LeFevre
	Name:	Susan LeFevre
	Title:	Managing Director

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

LENDERS:

DUANE STREET CLO I, LTD.

By:	DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Kimberly Niehaus Name: Kimberly Niehaus
Title: Director

LENDERS:

DUANE STREET CLO III, LTD.

By:	DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Kimberly Niehaus Name: Kimberly Niehaus
Title: Director

LENDERS:

DUANE STREET CLO IV, LTD.

By:	DiMaio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Kimberly Niehaus Name: Kimberly Niehaus
Title: Director

LENDERS:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof Name: Michael B. Bottof
Title: Vice President

LENDERS:

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian

By:	Eaton Vance Management, Attorney-in-fact

By:	/s/ Michael B. Botthof Name: Michael B. Bottof
Title: Vice President

LENDERS: ERSTE GROUP BANK AG
By:	/s/ Justin Figari
	Name:	Justin Figari
	Title:	Associate

By:	/s/ Bryan J. Lynch
	Name:	Bryan J. Lynch
	Title:	Executive Director

LENDERS: FIRST TRUST BANK
By:	/s/ Bryan T. Denney
	Name:	Bryan T. Denney
	Title:	Senior Vice President

LENDERS: FORE CLO LTD. 2007-1
By:	/s/ Larry Xin
	Name:	Larry Xin
	Title:	Vice President

LENDERS:

FUTURE FUND BOARD OF GUARDIANS

By:	Ares Enhanced Loan Investment Strategy Advisor IV, L.P., Its Investment Manager

By:	Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, Its General Partner

By:	Ares Management LLC, Its Managing Member

By:	/s/ Americo Cascella Name: Americo Cascella
Title: Authorized Signatory

LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Jason Soto
	Name:	Jason Soto
	Title:	Duly Authorized Signatory

LENDERS:

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY

By:	Goldman Sachs Asset Manager, L.P., as Manager

By:	/s/ Sandra Stulberger Name: Sandra Stulberger
Title: Vice President

LENDERS:

GULF STREAM-SEXTANT CLO 2007-LTD

By:	Gulf Stream Asset Management LLC, as Collateral Manager

By:	/s/ Barry K. Love Name: Barry K. Love
Title: Chief Credit Officer

LENDERS: HARCH CLO III. LIMITED
By:	/s/ Michael E. Lewitt
	Name:	Michael E. Lewitt
	Title:	Authorized Signatory

LENDERS:

HEWITT’S ISLAND CLO II, LTD.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Martha Hadeler Name: Martha Hadeler
Title: Managing Director

LENDERS:

HEWITT’S ISLAND CLO III, LTD.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Martha Hadeler Name: Martha Hadeler
Title: Managing Director

LENDERS:

HEWITT’S ISLAND CLO IV, LTD.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert E. Weeden Name: Robert E. Weeden
Title: Managing Director

LENDERS:

HEWITT’S ISLAND CLO V, LTD.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert E. Weeden

Name: Robert E. Weeden
Title: Managing Director

LENDERS:

HEWITT’S ISLAND CLO VI, LTD.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert E. Weeden Name: Robert E. Weeden
Title: Managing Director

LENDERS:

HOUSTON POLICE OFFICERS’ PENSION SYSTEM

By:	MacKay Shields LLC, as Investment Advisor and not individually

By:	/s/ Dan Roberts Name: Dan Roberts
Title: Senior Managing Director

LENDERS: ING CAPITAL, LLC
By:	/s/ Charles O’Neil
	Name:	Charles O’Neil
Title:

LENDERS: ING INVESTMENT TRUST CO. PLAN FOR EMPLOYEE BENEFIT INVESTMENT FUNDS — SENIOR LOAN FUND
By:	/s/ Michael Prince, CFA
	Name:	Michael Prince, CFA
	Title:	Senior Vice President

ING INVESTMENT MANAGEMENT CLO I, LTD.
By:	ING Investment Management Co., as Its Investment Manager

By:	/s/ Michael Prince, CFA
	Name:	Michael Prince, CFA
	Title:	Senior Vice President

ING INVESTMENT MANAGEMENT CLO II, LTD. BY: ING Alternative Asset Management LLC, as Its Investment Manager
By:	/s/ Michael Prince, CFA
	Name:	Michael Prince, CFA
	Title:	Senior Vice President

ING INVESTMENT MANAGEMENT CLO III, LTD. By: ING Alternative Asset Management LLC, as Its Investment Manager
By:	/s/ Michael Prince, CFA
	Name:	Michael Prince, CFA
	Title:	Senior Vice President

LENDERS:
ING INVESTMENT MANAGEMENT CLO IV, LTD. By: ING Alternative Asset Management LLC, as Its Investment Manager
By:	/s/ Michael Prince, CFA
	Name:	Michael Prince, CFA
	Title:	Senior Vice President

ING INVESTMENT MANAGEMENT CLO V, LTD. By: ING Alternative Asset Management LLC, as Its Investment Manager
By:	/s/ Michael Prince, CFA
	Name:	Michael Prince, CFA
	Title:	Senior Vice President

LENDERS:
JPMORGAN CHASE BANK, N.A., as Administrative Agent and Issuing Lender
By:	/s/ Christophe Vohmann
	Name:	Christophe Vohmann
	Title:	Executive Director

LENDERS:
JPMORGAN CHASE BANK, N.A.
By:	/s/ Christophe Vohmann
	Name:	Christophe Vohmann
	Title:	Executive Director

LENDERS:
KATONAH IX CLO LTD. By: Katonah Debt Advisors, L.L.C., as Manager
By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer

LENDERS:
KATONAH X CLO LTD. By: Katonah Debt Advisors, L.L.C., as Manager
By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer

LENDERS:
KINGSLAND I, LTD. By: Kingsland Capital Management LLC, as Manager
By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

LENDERS:
KINGSLAND II, LTD. By: Kingsland Capital Management LLC, as Manager
By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

LENDERS: KINGSLAND III, LTD. By: Kingsland Capital Management LLC, as Manager
By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

LENDERS: KINGSLAND IV, LTD. By: Kingsland Capital Management LLC, as Manager
By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

LENDERS:
KINGSLAND V, LTD. By: Kingsland Capital Management LLC, as Manager
By:	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

LENDERS:
KEY BANK NATIONAL ASSOCIATION
By:	/s/ Jennifer A. O'Brien
	Name:	Jennifer A. O'Brien
	Title:	Vice President

LENDERS:
LANDMARK V CDO LIMITED By: Aladdin Capital Management LLC, as Manager
By:	/s/ Alyse Kelly
	Name:	Alyse Kelly
	Title:	Authorized Signatory

LENDERS:
GREYROCK CDO LTD. By: Aladdin Capital Management LLC, as Manager
By:	/s/ Alyse Kelly
	Name:	Alyse Kelly
	Title:	Authorized Signatory

LENDERS:
LATITUDE CLO I, LTD.
By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Vice President

LENDERS:
LATITUDE CLO III, LTD.
By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Vice President

LENDERS:
LIGHTPOINT CLO VII, LTD.
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

LENDERS:
MALIBU CBNA LOAN FUNDING LLC
By:	/s/ Alicia Marthaler
	Name:	Alicia Marthaler
	Title:	Attorney-in-fact

LENDERS:
MIZUHO CORPORATE BANK, LTD.
By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

LENDERS:
MORGAN STANLEY INVESTMENT MANAGEMENT CROTON, LTD. By: Morgan Stanley Investment Management Inc., as Collateral Manager
By:	/s/ J. Matthew Dahlgren
	Name:	J. Matthew Dahlgren
	Title:	Vice President

LENDERS:
MSIM PECONIC BAY, LTD. By: Morgan Stanley Investment Management Inc., as Collateral Manager
By:	/s/ J. Matthew Dahlgren
	Name:	J. Matthew Dahlgren
	Title:	Vice President

LENDERS:

QUALCOMM GLOBAL TRADING, INC.

By:	Morgan Stanley Investment Management Inc., as
Investment Manager

By:	/s/ J. Matthew Dahlgren

Name: J. Matthew Dahlgren
Title: Vice President

LENDERS:

CONFLUENT 3 LIMITED

By:	Morgan Stanley Investment Management Inc.,
as Investment Manager

By:	/s/ J. Matthew Dahlgren

Name: J. Matthew Dahlgren
Title: Vice President

LENDERS:

MUIR GROVE CLO, LTD.

By:	Tall Tree Investment Management, LLC, as
Collateral Manager

By:	/s/ William D. Lenga

Name: William D. Lenga
Title: Officer

LENDERS:

NATIONAL CITY BANK

By:	/s/ Christian Kalmbach

Name: Christian Kalmbach
Title: Managing Director

LENDERS:

NAVIGATOR CDO 2004, LTD

By:	GE Asset Management Inc., as Collateral
Manager

By:	/s/ John Campos

Name: John Campos
Title: Authorized Signatory

LENDERS:

NAVIGATOR CDO 2005, LTD

By:	GE Asset Management Inc., as Collateral
Manager

By:	/s/ John Campos

Name: John Campos
Title: Authorized Signatory

LENDERS:

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Michelle P. Lim

Name: Michelle P. Lim
Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC, Its
Investment Manager

By:	/s/ Michelle P. Lim

Name: Michelle P. Lim
Title: Corporate Vice President

MAINSTAY VP FLOATING RATE PORTFOLIO, A SERIES OF MAINSTAY VP SERIES FUND, INC.

By:	New York Life Investment Management LLC

By:	/s/ Michelle P. Lim

Name: Michelle P. Lim
Title: Corporate Vice President

NYLIM FLATIRON CLO 2003-1 LTD.

By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

By:	/s/ Michelle P. Lim

Name: Michelle P. Lim
Title: Corporate Vice President

LENDERS:

NYLIM FLATIRON CLO 2004-1 LTD.

By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

By:	/s/ Michelle P. Lim

Name: Michelle P. Lim
Title: Corporate Vice President

NYLIM FLATIRON CLO 2005-1 LTD.

By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

By:	/s/ Michelle P. Lim

Name: Michelle P. Lim
Title: Corporate Vice President

NYLIM FLATIRON CLO 2006-1 LTD.

By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

By:	/s/ Michelle P. Lim

Name: Michelle P. Lim
Title: Corporate Vice President

SILVERADO CLO 2006-II LTD.

By:	New York Life Investment Management LLC,
as Portfolio Manager and Attorney-in-Fact

By:	/s/ Michelle P. Lim

Name: Michelle P. Lim
Title: Corporate Vice President

LENDERS:

NEW YORK LIFE INSURANCE COMPANY (GUARANTEED PRODUCTS)

By:	MacKay Shields LLC, as Investment Adviser and
not individually

By:	/s/ Dan Roberts

Name: Dan Roberts
Title: Sr. Managing Director

LENDERS:

OCTAGON INVESTMENT PARTNERS VI, LTD.

By:	Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Margaret B. Harvey

Name: Margaret B. Harvey
Title: Senior Director

OCTAGON INVESTMENT PARTNERS VIII LTD.

By:	Octagon Credit Investors, LLC, as Collateral
Manager

By:	/s/ Margaret B. Harvey

Name: Margaret B. Harvey
Title: Senior Director

OCTAGON INVESTMENT PARTNERS IX LTD.

By:	Octagon Credit Investors, LLC, as Collateral
Manager

By:	/s/ Margaret B. Harvey

Name: Margaret B. Harvey
Title: Senior Director

OCTAGON INVESTMENT PARTNERS X LTD.

By:	Octagon Credit Investors, LLC, as Collateral
Manager

By:	/s/ Margaret B. Harvey

Name: Margaret B. Harvey
Title: Senior Director

LENDERS:

OCTAGON INVESTMENT PARTNERS XI LTD.

By:	Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Margaret B. Harvey

Title: Senior Director

HAMLET II, LTD.

By:	Octagon Credit Investors, LLC, as Collateral
Manager

By:	/s/ Margaret B. Harvey

Name: Margaret B. Harvey
Title: Senior Director

LENDERS:

ONE WALL STREET CLO II LTD.

By:	/s/ William Lemberg

Name: William Lemberg
Title: Senior Vice President

LENDERS:

OWS CLO I LTD

By:	/s/ Margaret B. Harvey

Name: William Lemberg
Title: Senior Vice President

LENDERS:

PEOPLE’S UNITED BANK (FORMERLY
KNOWN AS PEOPLE’S BANK)

By:	/s/ Francis J. McGinn

Name: Francis J. McGinn
Title: Vice President

LENDERS:

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM America, Inc., as Attorney-in-fact

By:	/s/ Chris Kappas

Name: Chris Kappas Title: Managing Director

LENDERS:

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor

Name: Beth Mazor Title: Vice President

LENDERS:

BOSTON HARBOR CLO 2004-1, LTD.

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

LENDERS: REGATTA FUNDING LTD.

By:	Citigroup Alternative Investments LLC,
Attorney-in-fact

By:	/s/ Robert O’Brien

Name: Robert O’Brien
Title: Vice President

LENDERS:

LMP CORPORATE LOAN FUND, INC.

By:	Citigroup Alternative Investments LLC

By:	/s/ Robert O’Brien

Name: Robert O’Brien
Title: Vice President

LENDERS:

ROYAL BANK OF CANADA

By:	/s/ Mustafa Topiwalla

Name: Mustafa Topiwalla
Title: Authorized Signatory

LENDERS:

SAN GABRIEL CLO I

By:	Churchill Pacific Asset Management LLC

By:	/s/ John M. Casparian

Name: John M. Casparian
Title: Co-President

LENDERS:

CASTLE HILL II — INGOTS, LTD.

By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Assistant Secretary

LENDERS:

CASTLE HILL III CLO, LIMITED

By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Assistant Secretary

LENDERS: RACE POINT IV CLO, LTD. By: Sankaty Advisors, LLC, as Collateral Manager
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Assistant Secretary

LENDERS: SCOTIABANC INC.
By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

LENDERS: SF-3 SEGREGATED PORTFOLIO, A SEGREGATED PORTFOLIO OF SHIPROCK FINANCE, SPC, FOR WHICH SHIPROCK FINANCE, SPC IS ACTING ON BEHALF OF AND FOR THE ACCOUNT OF SF-3 SEGREGATED PORTFOLIO

By:	/s/ Sean Brosnahan
	Name:	Sean Brosnahan
	Title:	Assistant Vice President

LENDERS: STATE BANK OF INDIA
By:	/s/ Prabodh Parikh
	Name:	Prabodh Parikh
	Title:	Vice President & Head (Credit)

LENDERS: STONE TOWER CLO III LTD. By: Stone Tower Debt Advisors LLC, as Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

LENDERS: STONE TOWER CLO IV LTD. By: Stone Tower Debt Advisors LLC, as Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

LENDERS: STONE TOWER CLO V LTD. By: Stone Tower Debt Advisors LLC, as Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

LENDERS: STONE TOWER CLO VI LTD. By: Stone Tower Debt Advisors LLC, as Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

LENDERS: STONE TOWER CLO VII LTD. By: Stone Tower Debt Advisors LLC, as Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

LENDERS: GRANITE VENTURES, LTD. By: Stone Tower Debt Advisors LLC, as Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

LENDERS: CORNERSTONE CLO LTD. By: Stone Tower Debt Advisors LLC, as Its Collateral Manager
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

LENDERS: SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Officer

LENDERS: THE SUMITOMO TRUST AND BANKING CO., LTD., NEW YORK BRANCH
By:	/s/ Frances E. Wynne
	Name:	Frances E. Winne
	Title:	Senior Director

LENDERS: SUNTRUST BANK
By:	/s/ Jill White
	Name:	Jill White
	Title:	Vice President

LENDERS: T. ROWE PRICE INSTITUTIONAL FLOATING RATE FUND By: T. Rowe Price Associates, Inc., as Investment Advisor
By:	/s/ Jonathan D. Siegel
	Name:	Jonathan D. Siegel
	Title:	Vice President

LENDERS: THE BANK OF NEW YORK MELLON
By:	/s/ Reena Bhasin
	Name:	Reena Bhasin
	Title:	Vice President

LENDERS: ONE WALL STREET CLO III LTD.
By:	/s/ Dean Stephan
	Name:	Dean Stephan
	Title:	Managing Director

LENDERS: THE BANK OF NOVA SCOTIA
By:	/s/ Brenda S. Insull
	Name:	Brenda S. Insull
	Title:	Authorized Signatory

LENDERS: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ Anna Giller
	Name:	Anna Giller
	Title:	Vice President

LENDERS: THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ Elaine Crowley
	Name:	Elaine Crowley
	Title:	Authorised Signatory

By:	/s/ Caroline Sturley
	Name:	Caroline Sturley
	Title:	Authorized Signatory

LENDERS: THE NORINCHUKIN BANK, NEW YORK BRANCH
By:	/s/ Kaoru Yamada
	Name:	Kaoru Yamada
	Title:	Joint General Manager

LENDERS: THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Andrew Wynn
	Name:	Andrew Wynn
	Title:	Managing Director

LENDERS: TRIMARAN CLO IV LTD By: Trimaran Advisors, L.L.C.
By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

LENDERS: TRIMARAN CLO V LTD By: Trimaran Advisors, L.L.C.
By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

LENDERS: TRIMARAN CLO VI LTD By: Trimaran Advisors, L.L.C.
By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

LENDERS: TRIMARAN CLO VII LTD By: Trimaran Advisors, L.L.C.
By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

LENDERS: UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Pierre Bury
	Name:	Pierre Bury
	Title:	Vice President

LENDERS: UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY
By:	/s/ George Lim
	Name:	George Lim
	Title:	SVP & GM

By:	/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	AVP

LENDERS: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Susan Bader
	Name:	Susan Bader
	Title:	Vice President

LENDERS: VENTURE IV CDO LIMITED By: MJX Asset Management LLC, Its Investment Advisor
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

LENDERS: VENTURE V CDO LIMITED By: MJX Asset Management LLC, Its Investment Advisor
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

LENDERS: VENTURE VI CDO LIMITED By: MJX Asset Management LLC, Its Investment Advisor
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

LENDERS: VENTURE VII CDO LIMITED By: MJX Asset Management LLC, Its Investment Advisor
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

LENDERS: VENTURE VIII CDO LIMITED By: MJX Asset Management LLC, Its Investment Advisor
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

LENDERS: VENTURE IX CDO LIMITED By: MJX Asset Management LLC, Its Investment Advisor
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

LENDERS: VISTA LEVERAGED INCOME FUND By: MJX Asset Management LLC, Its Investment Advisor
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

LENDERS: VIRTUS MULTI-SECTOR FIXED INCOME FUND
By:	/s/ David J. Moskey
	Name:	David J. Moskey
	Title:	Managing Director

LENDERS: VIRTUS MULTI-SECTOR SHORT TERM FUND
By:	/s/ David J. Moskey
	Name:	David J. Moskey
	Title:	Managing Director

LENDERS: PHOENIX EDGE SERIES FUND: PHOENIX STRATEGIC ALLOCATION SERIES
By:	/s/ Daniel J. Moskey
	Name:	Daniel J. Moskey
	Title:	Managing Director

LENDERS: PHOENIX EDGE SERIES FUND: PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
By:	/s/ Daniel J. Moskey
	Name:	Daniel J. Moskey
	Title:	Managing Director

LENDERS: PHOENIX EDGE SERIES FUND: PHOENIX MULTI-SECTOR FIXED INCOME SERIES
By:	/s/ Daniel J. Moskey
	Name:	Daniel J. Moskey
	Title:	Managing Director

LENDERS: VIRTUS INCOME AND GROWTH FUND
By:	/s/ Daniel J. Moskey
	Name:	Daniel J. Moskey
	Title:	Managing Director

LENDERS: VIRTUS BALANCED FUND
By:	/s/ Daniel J. Moskey
	Name:	Daniel J. Moskey
	Title:	Managing Director

LENDERS: WACHOVIA BANK, N.A.
By:	/s/ Joe Mynatt
	Name:	Joe Mynatt
	Title:	Director, Private Portfolio Management

LENDERS: WATERFRONT CLO 2007-1, LTD. By: Grandview Capital Management, LLC, as Investment Manager
By:	/s/ Kevin S. Buckle
	Name:	Kevin S. Buckle
	Title:	Senior Vice President

LENDERS: WEBSTER BANK, NATIONAL ASSOCIATION
By:	/s/ Christopher J. Motl
	Name:	Christopher J. Motl
	Title:	Senior Vice President

LENDERS: WHITE HORSE V, LTD By: WhiteHorse Capital Partners, L.P., as Collateral Manager By: WhiteRock Asset Advisors LLC, Its G.P.
By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager

LENDERS: WHITNEY NATIONAL BANK
By:	/s/ John G. Scott
	Name:	John G. Scott
	Title:	Senior Vice President

Exhibit A
[Form of Amended and Restated Pledge Agreement]
AMENDED AND RESTATED PLEDGE AGREEMENT
This AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of [                    ], [                    ] between LAMAR MEDIA CORP., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”); the “SUBSIDIARY BORROWERS” that may be designated as such hereunder pursuant to the below-referenced Credit Agreement (effective upon such designation, the “Subsidiary Borrowers” and, together with the Company, the “Borrowers”); each of the subsidiaries of the Company listed on the signature pages hereto under the caption “INITIAL SUBSIDIARY GUARANTORS” (the “Initial Subsidiary Guarantors”); each of the additional entities, if any, that becomes a “Subsidiary Guarantor” hereunder as contemplated by Section 6.10 (each an “Additional Subsidiary Guarantor” and together with the Initial Subsidiary Guarantors, the “Subsidiary Guarantors”; the Subsidiary Guarantors together with the Borrowers, being herein called the “Securing Parties”); and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
W I T N E S S E T H
          WHEREAS, the Securing Parties are parties to that certain Credit Agreement dated as of September 30, 2005 (as heretofore modified and supplemented and in effect on the date hereof, the “Existing Credit Agreement”) providing, subject to the terms and conditions thereof, for extensions of credit (including by means of the making of loans and the issuance of letters of credit) to be made by the Lenders named therein (collectively, together with any entity that becomes a “Lender” party to the Credit Agreement (as defined below) after the date hereof as provided therein, the “Lenders” and, together with Administrative Agent and any successors or assigns of any of the foregoing and, in respect of Swap Agreements, any affiliate of any Lender, the “Secured Parties”) to the Borrowers. In addition, the Borrowers may from time to time be obligated to one or more of the Lenders (or their affiliates) under the Existing Credit Agreement in respect of one or more Swap Agreements under and as defined in the Existing Credit Agreement (collectively, the “Swap Agreements”).
          WHEREAS, pursuant to the Existing Credit Agreement, the Borrowers, the Initial Subsidiary Guarantors and the Administrative Agent have executed and delivered that certain Pledge Agreement dated as of September 30, 2005 (as heretofore modified and supplemented and in effect on the date hereof, the “Existing Pledge Agreement”).
          WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrowers, the Initial Subsidiary Guarantors, the lenders party thereto and the Administrative Agent are entering into an Amendment No. 4 to the Existing Credit Agreement, dated as of April 2, 2009 (“Amendment No. 4” and the Existing Credit Agreement, as amended thereby and as further modified and supplemented and in effect from time to time, the “Credit Agreement”), providing for certain amendments to be made to the Existing Credit Agreement and for the amendment and restatement of the Existing Pledge Agreement.

          WHEREAS, as a condition precedent to the effectiveness of Amendment No. 4, the parties hereto have agreed to amend the Existing Pledge Agreement in certain respects and to restate the Existing Pledge Agreement as so amended in its entirety as provided herein below;
          WHEREAS, to induce the Secured Parties to enter into the Credit Agreement and Amendment No. 4, and to extend credit under the Credit Agreement and to extend credit to the Borrowers under Swap Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Securing Parties have agreed to pledge and grant a security interest in the Collateral (as so defined) as security for the Secured Obligations (as so defined).
          NOW, THEREFORE, in consideration for the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Existing Pledge Agreement shall be amended and restated as follows:
ARTICLE I
DEFINITIONS
          SECTION 1. Defined Terms. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:
          1.01 Certain Uniform Commercial Code Terms. As used herein, the terms “Accession”, “Account”, “As-Extracted Collateral”, “Chattel Paper”, “Commercial Tort Claims”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Fixture”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Payment Intangible”, “Proceeds”, “Promissory Note”, “Software” and “Tangible Chattel Paper” have the respective meanings set forth in Article 9 of the NYUCC, and the terms “Certificated Security”, “Entitlement Holder”, “Financial Asset”, “Instruction”, “Securities Account”, “Security”, “Security Certificate”, “Security Entitlement” and “Uncertificated Security” have the respective meanings set forth in Article 8 of the NYUCC.
          1.02 Additional Definitions. In addition, as used herein:
          “Ad America Note” has the meaning assigned to such term in Annex 4.
          “Collateral” has the meaning assigned to such term in Article III.
          “Collateral Account” has the meaning assigned to such term in Section 4.01.
          “Controlled Account” means a Deposit Account or a Securities Account of any Obligor, in each case subject to a control agreement in favor of the Administrative Agent pursuant to which the Administrative Agent shall have “control” (within the meaning of Sections 9-104 or 9-106, as applicable, of the UCC) of such Deposit Account or Securities Account, as applicable.
          “Copyright Collateral” means all Copyrights, whether now owned or hereafter acquired by any Securing Party.
          “Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto.

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          “Equity Collateral” has the meaning assigned to such term in clause (l) of Article III.
          “Intellectual Property” means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Securing Party with respect to any of the foregoing, in each case whether now or hereafter owned or used; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Securing Party; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by any Securing Party in respect of any of the items listed above.
          “Issuers” means, collectively, (a) the respective corporations, partnerships or other entities identified next to the names of the Securing Parties on Annex 1 (Part 2) under the caption “Issuer” and (b) any other entity that shall at any time be a subsidiary of any of the Securing Parties.
          “Motor Vehicles” means motor vehicles, tractors, trailers and other like property, if the title thereto is governed by a certificate of title or ownership.
          “NYUCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
          “Patent Collateral” means all Patents, whether now owned or hereafter acquired by any Securing Party, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto.
          “Patents” means all patents and patent applications, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world.
          “Pledged Equity” has the meaning assigned to such term in paragraph (j) of Article III.
          “Secured Obligations” means, collectively, (a) in the case of the Company, the principal of and interest on the Loans made by the Lenders to the Borrowers (including without limitation, the Incremental Loans), all LC Disbursements and all other amounts from time to time owing to the Secured Parties by the Company under the Credit Agreement (including, without limitation, in respect of its Guarantee under Article III of the Credit Agreement) or any Swap Agreement, (b) in the case of a Subsidiary Borrower, the principal of and interest on the Loans made by the Lenders to such Subsidiary Borrower and all other amounts from time to time owing to the Secured Parties by such Subsidiary Borrower under the Credit Agreement or any Swap Agreement, (c) in the case of each Subsidiary Guarantor, all obligations of such Subsidiary Guarantor under the Credit Agreement (including, without limitation, in respect of its Guarantee under Article III of the Credit Agreement), (d) in the case of each Securing Party, all other obligations of such Securing Party to the Secured Parties and the Administrative

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Agent hereunder and under the Loan documents, and (e) in the case of each of the foregoing, including all interest thereon and expenses related thereto, including any interest or expenses accruing or arising after the commencement of any case with respect to the Borrower under the United States Bankruptcy Code or any other bankruptcy or insolvency law (whether or not such interest or expenses are allowed or allowable as a claim in whole or in part in such case). For purposes hereof, it is understood any Secured Obligations to a Person arising under a Swap Agreement entered into at the time such Person (or an affiliate thereof) is a “Lender” party to the Credit Agreement shall nevertheless continue to constitute Secured Obligations for purposes hereof, notwithstanding that such Person (or its affiliate) may have assigned all of its Loans and other interests in the Credit Agreement and, therefor, at the time a claim is to be made in respect of such Secured Obligations, such Person (or its affiliate) is no longer a “Lender” party to the Credit Agreement; provided that such Person shall not be entitled to the benefits of this Section unless, at the time it ceased to be a “Lender” party to the Credit Agreement, it shall have notified the Administrative Agent of the existence of such Swap Agreement.
          “Trademark Collateral” means all Trademarks, whether now owned or hereafter acquired by any Securing Party, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.
          “Trademarks” means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights to recover for all past, present and future infringements thereof and all rights to sue therefor, and all rights corresponding thereto throughout the world.
          “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.
          SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

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ARTICLE II
REPRESENTATIONS AND WARRANTIES
          Each Securing Party represents and warrants to each Secured Party that:
          SECTION 2.01. Enforceability, Etc. This Agreement has been duly executed and delivered by such Securing Party and constitutes, a legal, valid and binding obligation of such Securing Party, enforceable against such Securing Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          SECTION 2.02. Title and Priority. Such Securing Party is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Article III and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for Liens permitted under Section 7.02 of the Credit Agreement and except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Secured Parties created or provided for herein, which pledge and security interest will, upon perfection under the applicable provisions of the Uniform Commercial Code (but subject in any event to such Liens permitted under said Section 7.02) constitute a valid, first priority perfected pledge and security interest in and to all of such Collateral, to the extent such pledge and security interest can be perfected under the Uniform Commercial Code.
          SECTION 2.03. Names, Etc.
          (i) The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of each Securing Party as of the date hereof are correctly set forth in Annex 2.
          (ii) Annex 2 correctly specifies the place of business of each Securing Party or, if such Securing Party has more than one place of business, the location of the chief executive office of such Securing Party.
          SECTION 2.04. Changes in Circumstances. Such Securing Party has not (i) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the UCC), (ii) except as specified in Annex 2, heretofore changed its name, or (iii) except as specified in Annex 3, heretofore become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person.
          SECTION 2.05. Pledged Equity. The Pledged Equity identified under the name of such Securing Party in Annex 1 (Part 2) is, and all other Pledged Equity in which such Securing Party shall hereafter grant a security interest pursuant to Article III will be, duly authorized, validly existing, fully paid and non-assessable (in the case of any equity interest in a corporation) and duly issued and outstanding (in the case of any equity interest in any other entity), and none of such Pledged Equity is or will be subject to any contractual restriction, or any restriction under the charter, by-laws, partnership agreement or other organizational document of the respective Issuer of such Pledged Equity, upon the transfer of such Pledged Equity (except for any such restriction contained herein or identified in Annex 1 (Part 1)).

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          The Pledged Equity identified under the name of such Securing Party in Annex 1 (Part 2) constitutes all of the issued and outstanding shares of capital stock, partnership or other ownership interest of any class or character of the Issuers (and, in the case of Foreign Subsidiaries, 65% of the voting common stock thereof and 100% of any other capital stock thereof) beneficially owned by such Securing Party on the date hereof (whether or not registered in the name of such Securing Party) and Annex 1 (Part 2) correctly identifies, as at the date hereof, the respective Issuers of such Pledged Equity and (in the case of any corporate Issuer) the respective class and par value of the shares comprising such Pledged Equity and the respective number of shares (and registered owners thereof) represented by each such certificate.
          SECTION 2.06. Promissory Notes. Annex 4 sets forth a complete and correct list of all Promissory Notes (other than any held in a Securities Account referred to in Annex 5) held by any Securing Party on the date hereof having an aggregate principal amount in excess of $500,000.
          SECTION 2.07. Deposit Accounts and Securities Accounts. Annex 5 sets forth a complete and correct list of all Deposit Accounts, Securities Accounts and Commodity Accounts of any Securing Party that are required on the date hereof to be Controlled Accounts pursuant to Section 5.01(d).
          SECTION 2.08. Commercial Tort Claims. Annex 6 sets forth a complete and correct list of any Commercial Tort Claim of any Securing Party in existence on the date hereof having an estimated fair market value exceeding $250,000.
          SECTION 2.09. Fair Labor Standards Act. Any goods now or hereafter produced by such Securing Party or any of its Subsidiaries included in the Collateral have been and will be produced in material compliance with the requirements of the Fair Labor Standards Act, as amended.
ARTICLE III
COLLATERAL
          As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, whether now existing or hereafter from time to time arising, each Securing Party hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties as hereinafter provided, a security interest (and hereby confirms the pledge and grant of the security interest made by it in the Existing Pledge Agreement) in all of such Securing Party’s right, title and interest, to and under the following property, assets and revenues, whether now owned by such Securing Party or hereafter acquired and whether now existing or hereafter coming into existence (all of the property, assets and revenues described in this Article III being collectively referred to herein as the “Collateral”):
          (a) all Accounts:
          (b) all As-Extracted Collateral;
          (c) all Chattel Paper;
          (d) all Deposit Accounts;
          (e) all Documents;

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          (f) all Equipment;
          (g) all Fixtures;
          (h) all General Intangibles;
          (i) all Goods not covered by the other clauses of this Article III;
     (j) the shares of common and preferred stock of, or partnership and other ownership interest in, the Issuers identified in Annex 1 (Part 2) next to the name of such Securing Party (as the same shall be supplemented from time to time under a Joinder Agreement executed pursuant to Section 6.10) and all other shares of capital stock, or partnership or other ownership interest, of whatever class or character of the Issuers, now or hereafter owned by such Securing Party, in each case together with the certificates evidencing the same (collectively, the “Pledged Equity”);
     (k) all shares, securities, moneys or property representing a dividend on any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a split up, revision, reclassification or other like change of the Pledged Equity or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity; and
     (l) without affecting the obligations of such Securing Party under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which an Issuer is not the surviving entity, all ownership interests of any class or character of the successor entity (unless such successor entity is such Securing Party itself) formed by or resulting from such consolidation or merger (the Pledged Equity, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (j) or (k) above and this clause (l) being herein collectively called the “Equity Collateral”);
          (m) all Instruments, including all Promissory Notes;
          (n) all Intellectual Property;
          (o) all Inventory;
     (p) all Investment Property not covered by other clauses of this Article III, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts;
     (q) all Letter-of-Credit Rights;
     (r) all Commercial Tort Claims arising out of the events described in Annex 6;
     (s) all other tangible and intangible personal property whatsoever of such Securing Party; and

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     (t) all Proceeds of any of the Collateral, all Accessions to and substitutions and replacements for, any of the Collateral, and all offspring, rents, profits and products of any of the Collateral, and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Securing Party or any computer bureau or service company from time to time acting for such Securing Party), provided that (i) in the case of any of the foregoing that consists of general or limited partnership interests in a general or limited partnership, the security interest hereunder shall be deemed to be created only to the maximum extent permitted under the applicable organizational instrument pursuant to which such partnership is formed, (ii) in no event shall the security interest granted under this Article III attach to any lease, license, contract, property rights or agreement to which any Securing Party is a party (or to any of its rights or interests thereunder) if the grant of such security interest would constitute or result in either (x) the abandonment, invalidation or unenforceability of any right, title or interest of any Securing Party therein or (y) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective by Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code as in effect in the relevant jurisdiction), and (iii) in the case of any of the foregoing that consists of capital stock in any Non-Guarantor Restricted Foreign Subsidiary, the security interest hereunder shall be limited to 65% of the voting common stock of such Subsidiary and 100% of any other capital stock of such Subsidiary).
ARTICLE IV
COLLATERAL ACCOUNT
          SECTION 4.01. Establishment of Collateral Account. Each of the Securing Parties hereby establishes with the Administrative Agent a cash collateral account (the “Collateral Account”), which
     (i) to the extent of all Investment Property or Financial Assets (other than cash) shall be a “securities account” (as defined in Section 8-501 of the UCC) in respect of which the Administrative Agent shall be the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) and
     (ii) to the extent of any cash, shall be a Deposit Account, and which shall be in the name and under the control of the Administrative Agent and into which there shall be deposited from time to time such amounts as are required to be paid to the Administrative Agent under Section 2.04(i) of the Credit Agreement. As collateral security for the prompt payment in full when due of such Securing Parties’ obligations in the first instance in respect of LC Exposure and, after the payment in full of all LC Exposure and the termination or expiration of all Letters of Credit, for all other Secured Obligations of such Securing Party, each of the Securing Parties hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties as provided herein, a security interest in all of its right, title and interest in and to the Collateral Account and the balance from time to time in the Collateral Account (including the investments and reinvestments therein provided for below). The balance from time to time in the Collateral Account shall not constitute payment of any Secured Obligations until applied by the Administrative Agent as provided herein. Anything in this Agreement to the contrary notwithstanding, funds held in the Collateral Account shall be subject to withdrawal only as provided in this Article IV.

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          SECTION 4.02. Investments. Amounts on deposit in the Collateral Account shall be invested and reinvested by the Administrative Agent in such Permitted Investments as the Securing Parties shall determine in their sole discretion, provided that (i) failing receipt by the Administrative Agent of instructions from the Securing Parties, the Administrative Agent may invest and reinvest such amounts in such Permitted Investments as the Administrative Agent shall determine in its sole discretion and (ii) the approval of the Administrative Agent shall be required for the investments and reinvestments to be made during any period while a Default has occurred and is continuing. All such investments and reinvestments shall be held in the name and be under the control of the Administrative Agent.
          SECTION 4.03. Application. If an Event of Default shall have occurred and be continuing, the Administrative Agent may (and, if instructed by the Required Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and credit the proceeds thereof to the Collateral Account and apply or cause to be applied such proceeds and any other balances in the Collateral Account to the payment of any of the Secured Obligations due and payable. If (i) no Event of Default has occurred and is continuing and (ii) all of the Secured Obligations have been paid in full, the Administrative Agent shall, from time to time, at the request of the Securing Parties, deliver to the Securing Parties, against receipt but without any recourse, warranty or representation whatsoever, such of the balances in the Collateral Account as exceed the then- outstanding LC Exposure, provided that, in any event, when all of the Secured Obligations shall have been paid in full and all Letters of Credit have expired or been terminated, the Administrative Agent shall promptly deliver to the Securing Parties, against receipt but without any recourse, warranty or representation whatsoever, the balance remaining in the Collateral Account.
          SECTION 4.04. Fees. Each of the Securing Parties shall pay to the Administrative Agent from time to time such fees as the Administrative Agent normally charges for similar services in connection with the Administrative Agent’s administration of the Collateral Account and investments and reinvestments of funds therein.
ARTICLE V
FURTHER ASSURANCES; REMEDIES
          In furtherance of the grant of the pledge and security interest pursuant to Article III, each Securing Party hereby agrees with each Secured Party as follows:
          SECTION 5.01. Delivery and Other Perfection. Such Securing Party shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or desirable in the judgment of the Administrative Agent to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing, shall:
     (a) if any of the shares, securities, moneys or property required to be pledged by such Securing Party pursuant to Article III are received by such Securing Party, forthwith either (x) transfer and deliver to the Administrative Agent such shares or securities or instruments representing or evidencing the same, so received by such Securing Party (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may reasonably request), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as

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the Administrative Agent reasonably shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said Article III;
     (b) give, execute, deliver, file, record, authorize or obtain any financing statement, notice, instrument, document, agreement or consent or other papers that may be necessary or desirable (in the reasonable judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including causing any or all of the Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to such Securing Party copies of any notices and communications received by it with respect to the Collateral);
     (c) promptly from time to time deliver to the Administrative Agent any and all Instruments constituting part of the Collateral, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may request; provided that (i) with respect to the Ad America Note, the Securing Parties shall only be required to use their commercially reasonable efforts for 45 days after the date hereof to deliver an original thereof to the Administrative Agent, and (ii) so long as no Default shall have occurred and be continuing, the Securing Party may retain for collection in the ordinary course any Instruments received by the Securing Party in the ordinary course of business and the Administrative Agent shall, promptly upon request of the Securing Party, make appropriate arrangements for making any Instrument delivered by the Securing Party available to the Securing Party for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent requested by the Administrative Agent, against trust receipt or like document);
     (d) promptly from time to time enter into such control and other agreements, each in form and substance reasonably acceptable to the Administrative Agent, as may be required to establish “control” (within the meaning of Sections 9-104, 9-105, 9-106 and 9-107, as applicable, of the UCC) of the security interest created hereby in any and all Deposit Accounts, Investment Property, Electronic Chattel Paper and Letter-of-Credit Rights, and will promptly furnish to the Administrative Agent true copies thereof, provided that (X) the Securing Parties shall not be required to establish “control” (within the meaning of Section 9-104 of the UCC) of (i) petty-cash bank checking accounts used to fund day-to-day operating expenses in the ordinary course of business of the Company and its Subsidiaries and with respect to which no customer collections are deposited, (ii) “Logos business” checking accounts with respect to which substantially all of the amounts deposited therein are subsequently transferred within 30 days to a Controlled Account, (iii) the deposit account number 686997867 referred to as the “Lamar Employee Disaster Relief Fund” and maintained at JPMorgan Chase Bank, N.A., (iv) Deposit Accounts established by any Obligor in connection with such Obligor’s procurement of new business to the extent that such Deposit Accounts are required (in the commercially reasonably judgment of such Obligor) in connection with such procurement, (v) Deposit Accounts held by any Securing Party that is a Foreign Subsidiary and (vi) Deposit Accounts with respect to which the aggregate outstanding balance in all such Deposit Accounts at no time exceeds $500,000, and (Y) the Securing Parties shall have until the date 75 days after the date hereof to deliver a control agreement in favor of the Administrative Agent pursuant to which the Administrative Agent shall have “control” (within the meaning of Section 9-104 of the UCC) of the Deposit Account listed in Annex 5 and maintained at Whitney National Bank;

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     (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement; and
     (f) permit representatives of the Administrative Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Administrative Agent to be present at such Securing Party’s place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Securing Party with respect to the Collateral, all in such manner as the Administrative Agent may reasonably require;
provided that, notwithstanding anything herein to the contrary, (i) no Securing Party shall be required to “perfect” the security interest granted by it hereunder in any Motor Vehicles and (ii) no Subsidiary Borrower that is a Foreign Subsidiary shall be required to take any actions under the laws of its jurisdiction of organization to “perfect” (or the local-jurisdiction equivalent) the security interest granted by it hereunder.
          SECTION 5.02. Other Financing Statements and Liens. Except as otherwise permitted under Section 7.02 of the Credit Agreement, without the prior written consent of the Administrative Agent (granted with the authorization of the Required Lenders), no Securing Party shall (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Secured Parties or (b) cause or permit any Person other than the Administrative Agent to have “control” (as defined in Sections 9-104, 9-105, 9-106 and 9-107, as applicable, of the UCC) of the Collateral Account or any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.
          SECTION 5.03. Preservation of Rights. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.
          SECTION 5.04. Special Provisions Relating to Certain Collateral.
          (a) Equity Collateral
     (i) So long as no Event of Default shall have occurred and be continuing, each Securing Party shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Equity Collateral for all purposes not inconsistent with the terms of this Agreement, the other Loan Documents or any other instrument or agreement referred to herein or therein, provided that such Securing Party agrees that it will not vote the Equity Collateral in any manner that is inconsistent with the terms of this Agreement, the other Loan Documents or any such other instrument or agreement; and the Administrative Agent shall execute and deliver to such Securing Party or cause to be executed and delivered to such Securing Party all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as such Securing Party may reasonably request for the purpose of enabling such Securing Party to exercise the rights and powers that it is entitled to exercise pursuant to this Section 5.04(a).
     (ii) Unless and until an Event of Default has occurred and is continuing, such Securing Party shall, subject to Article V, be entitled to receive and retain any dividends, distributions or proceeds in respect of the Equity Collateral.

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     (iii) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Equity Collateral shall, if requested by the Administrative Agent in writing, be paid directly to the Administrative Agent and retained by it in the Collateral Account as part of the Equity Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, each Securing Party agrees to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of any Securing Party (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to such Securing Party.
     (b) Intellectual Property.
     (i) For the purpose of enabling the Administrative Agent to exercise rights and remedies under Section 5.05 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Securing Party hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Securing Party) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Securing Party, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.
     (ii) Notwithstanding anything contained herein to the contrary, but subject to any provision of the Loan Documents that limit the rights of the Securing Parties to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Securing Parties will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Securing Parties. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall from time to time, upon the request of the respective Securing Party (through the Company), execute and deliver any instruments, certificates or other documents, in the form so requested, that such Securing Party (through the Company) shall have certified are appropriate in its judgment to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (i) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments and LC Exposure, or earlier expiration of this Agreement or release of the Collateral, the Administrative Agent shall grant back to the Securing Parties the license granted pursuant to clause (i) immediately above. The exercise of rights and remedies under Section 5.05 by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Securing Parties in accordance with the first sentence of this clause (ii).
     (c) Chattel Paper. The Securing Parties will (i) deliver to the Administrative Agent each original of each item of Chattel Paper at any time constituting part of the Collateral, and (ii) cause each such original and each copy thereof to bear a conspicuous legend, in form and substance reasonably satisfactory to the Administrative Agent, indicating that such Chattel Paper

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is subject to the security interest granted hereby and that purchase of such Chattel Paper by a Person other than the Administrative Agent without the consent of the Administrative Agent would violate the rights of the Administrative Agent.
     (d) Deposit Accounts and Securities Accounts. No Securing Party shall at any time establish or maintain any Deposit Account, Securities Account and Commodity Account that is not subject to a control agreement in form and substance reasonably acceptable to the Administrative Agent, other than Deposit Accounts not required to be subject to “control” pursuant to the proviso in Section 5.01(d).
          SECTION 5.05. Remedies.
     (a) Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing, the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and each Securing Party agrees to take all such action as may be appropriate to give effect to such right); and without limiting the foregoing:
     (i) the Administrative Agent in its discretion may, in its name or in the name of the Securing Parties or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;
     (ii) the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;
     (iii) the Administrative Agent may require the Securing Parties to notify (and each Securing Party hereby authorizes the Administrative Agent so to notify) each account debtor in respect of any Account, Chattel Paper or General Intangible, and each obligor on any Instrument, constituting part of the Collateral that such Collateral has been assigned to the Administrative Agent hereunder, and to instruct that any payments due or to become due in respect of such Collateral shall be made directly to the Administrative Agent or as it may direct (and if any such payments, or any other Proceeds of Collateral, are received by any Securing Party they shall be held in trust by such Securing Party for the benefit of the Administrative Agent and as promptly as possible remitted or delivered to the Administrative Agent for application as provided herein);
     (iv) each Securing Party shall, at the request of the Administrative Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Administrative Agent and such Securing Party, designated in its request;
     (v) the Administrative Agent may apply the Collateral Account and any money or other property therein to payment of the Secured Obligations;
     (vi) the Administrative Agent may require the Securing Parties to cause the Equity Collateral to be transferred of record into the name of the Administrative Agent or its nominee

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(and the Administrative Agent agrees that if any of such Equity Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the respective Securing Party (through the Company) copies of any notices and communications received by it with respect to such Equity Collateral); and
     (vii) the Administrative Agent may, upon ten business days’ prior written notice to the Securing Parties of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Secured Parties or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and any Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Securing Parties, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned provided that, notwithstanding anything herein to the contrary, the Administrative Agent shall only deliver a “Shifting Control Notice”, “Notice of Exclusive Control” or other like notice under any control agreement and any other agreements required to establish “control” (within the meaning of Sections 9-104 and 9-106, as applicable, of the UCC) with respect to any Collateral if an Event of Default shall have occurred and be continuing.
          The proceeds of each collection, sale or other disposition under this Section 5.05 shall be applied in accordance with Section 5.09.
     (b) Certain Securities Act Limitations. The Securing Parties recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Securing Parties acknowledge that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.
     (c) Notice. The Securing Parties agree that to the extent the Administrative Agent is required by applicable law to give reasonable prior notice of any sale or other disposition of any Collateral, ten business days’ notice shall be deemed to constitute reasonable prior notice.

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          SECTION 5.06. Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Securing Parties shall remain liable for any deficiency.
          SECTION 5.07. Removals, Etc. Without at least 30 days’ prior written notice to the Administrative Agent, no Securing Party shall (i) change its location (as defined in Section 9-307 of the UCC), (ii) change its name from the name shown as its current legal name on Annex 2, or (iii) agree to or authorize any modification of the terms of any item of Collateral that would result in a change thereof from one Uniform Commercial Code category to another such category (such as from a General Intangible to Investment Property), if the effect thereof would be to result in a loss of perfection of, or diminution of priority for, the security interests created hereunder in such item of Collateral, or the loss of control (within the meaning of Section 9-104, 9-105, 9-106 or 9-107 of the UCC) over such item of Collateral.
          SECTION 5.08. Private Sale. No Secured Party shall incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 conducted in a commercially reasonable manner. So long as such sale is conducted in a commercially reasonable manner, each Securing Party hereby waives any claims against the Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.
          SECTION 5.09. Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under Article IV or this Article V, shall be applied by the Administrative Agent:
     First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent in connection therewith;
     Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Secured Parties holding the same may otherwise agree, provided that such proceeds (to the extent representing the balance in the Collateral Account) shall be applied first to the payment of LC Disbursements and second, after the payment in full of all LC Exposure, and the termination or expiration of all Letters of Credit, to the other Secured Obligations; and
     Finally, to the payment to the respective Securing Party, or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.
          As used in this Article V, “proceeds” of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Securing Parties or any issuer of or obligor on any of the Collateral.
          SECTION 5.10. Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon

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the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of the Securing Parties for the purpose of carrying out the provisions of this Article and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Article to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Securing Party representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.
          SECTION 5.11. Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Securing Party shall (i) file such financing statements and other documents in such offices as the Administrative Agent may request to perfect the security interests granted by Article III, (ii) deliver to the Administrative Agent all certificates identified in Annex 1 (Part 2) hereto, accompanied by undated stock powers duly executed in blank and (iii) deliver to the Administrative Agent the originals of all of the Promissory Notes described in Annex 4. Without limiting the foregoing, each Securing Party authorizes the Administrative Agent to file Uniform Commercial Code financing statements describing the Collateral as “all assets” or “all personal property and fixtures” of such Securing Party (provided that no such description shall be deemed to modify the description of Collateral set forth in Article III)
          SECTION 5.12. Termination. When all Secured Obligations shall have been paid in full and the Commitments of the Lenders under the Credit Agreement and all LC Exposure shall have expired or been terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Securing Party. The Administrative Agent shall also execute and deliver to each Securing Party upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by such Securing Party to effect the termination and release of the Liens on the Collateral.
          SECTION 5.13. Further Assurances. Each Securing Party agrees that, from time to time upon the written request of the Administrative Agent, such Securing Party will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

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ARTICLE VI
MISCELLANEOUS
          SECTION 6.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
     (a) if to the Company, to it at 5551 Corporate Boulevard, Baton Rouge, Louisiana, 70896, Attention of Keith Istre (Telecopy No. (225) 923-0658);
     (b) if to any Securing Party other than the Company, to such Securing Party care of the Company at the address for notices indicated in clause (a) above; and
     (c) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., 1111 Fannin Street, 10th Floor, Houston, Texas 77002-6925, Attention of Gloria Javier (Telecopy No. (713) 750-2878), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, 15th Floor, New York, New York 10017, Attention of Linda Wisnieski (Telecopy No (212) 270-4164).
Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.
          SECTION 6.02. Waivers; Amendments.
          (a) No Deemed Waivers. No failure or delay by any Secured Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Securing Parties therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
          (b) Amendments. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Securing Parties party thereto, and by the Administrative Agent with the consent of the appropriate Secured Parties as more particularly provided in Section 10.02(c) of the Credit Agreement.
          SECTION 6.03. Expenses.
          (a) Reimbursement of Expenses. The Securing Parties jointly and severally agree to reimburse each of the Secured Parties for all reasonable costs and expenses of the Secured Parties (including, without limitation, the reasonable fees and expenses of legal counsel to the Administrative Agent and the Lenders; provided, that the Lenders and the Issuing Lenders (but not the Administrative Agent) shall be limited to one counsel together for the Lenders and the Issuing Lenders as a group so long as any Lender or any Issuing Lender, as the case may be, has not, in good faith (and based on advice of counsel for such Lender or such Issuing Lender, as the case may be), reasonably determined that its interests conflict sufficiently with those of the other Lenders to warrant the employment of separate

17

counsel for such Lender or such Issuing Lender, as the case may be, in which case such Lender or such Issuing Lender shall be paid, or reimbursed for payment of, the fees, charges and disbursements of such separate counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Administrative Agent of any obligations of the Securing Parties in respect of the Collateral that the Securing Parties have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Administrative Agent in respect thereof, by litigation or otherwise, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 6.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Article III hereof.
          (b) Payment Upon Demand. All amounts due under this Section 6.03 shall be payable promptly after written demand therefor.
          SECTION 6.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Securing Parties, the Secured Parties and each holder of the Secured Obligations, except that no Securing Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (and any attempted assignment or transfer by any Securing Party without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the Securing Parties and the respective successors and assigns of the Securing Parties, the Secured Parties and each holder of the Secured Obligations) any legal or equitable right, remedy or claim under or by reason of this Agreement.
          SECTION 6.05. Counterparts. This Agreement may be executed in counterparts (and by the parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
          SECTION 6.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          SECTION 6.07. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.
          SECTION 6.08. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          SECTION 6.09. Agents and Attorneys-in-Fact. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.
          SECTION 6.10. Additional Subsidiary Guarantors. As contemplated by Section 6.10(a) of the Credit Agreement, in the event that any Securing Party shall form or acquire any new Subsidiary

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after the date hereof, such Securing Party will cause such new Subsidiary to execute and deliver to the Administrative Agent a Joinder Agreement in the form of Exhibit E to the Credit Agreement (and, thereby, to become a party to the Credit Agreement as a “Subsidiary Guarantor” thereunder, and under this Agreement, and to pledge and grant a security interest in any of its property of the type included in “Collateral” under this Agreement to the Administrative Agent for the benefit of the Secured Parties). Accordingly, upon the execution and delivery of any such Joinder Agreement by any such new Subsidiary, such new Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become a “Securing Party” under and for all purposes of this Agreement, and Annex 1 hereto shall be deemed to be supplemented in the manner specified in said Joinder Agreement.
          SECTION 6.11. Certain Provisions Applicable to Subsidiary Borrower. Anything herein to the contrary notwithstanding, it is the intention of this Agreement that the Liens upon property of a Subsidiary Borrower hereunder shall secure only the Secured Obligations of such Subsidiary Borrower, and no other Secured Obligations. In addition, in the event that a Subsidiary Borrower shall become a party hereto and shall at such time or at any time thereafter have any Subsidiary, such Subsidiary Borrower shall, and shall cause each such Subsidiary to, take such actions and execute and deliver such instruments, as shall be requested by the Administrative Agent in order that each such Subsidiary shall guarantee the obligations of such Subsidiary Borrower under the Credit Agreement and grant, pursuant to this Agreement or a separate instrument governed by the law of Puerto Rico, Canada, Mexico or other applicable law, as the case may be, in form and substance satisfactory to the Administrative Agent, a Lien in favor of the Administrative Agent for the benefit of the Lenders as collateral security for the obligations of such Subsidiary under and in respect of such Guarantee.
          SECTION 6.12. Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof (including the Existing Pledge Agreement).

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LAMAR MEDIA CORP.
By:
Name:
Title:

SUBSIDIARY GUARANTORS [ ]
By:
Name:
Title:

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:

Name:
Title:

Exhibit E
[Form of Joinder Agreement]
JOINDER AGREEMENT
          JOINDER AGREEMENT dated as of                     , 20___by                     , a                       corporation (the “Additional Subsidiary Guarantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
          Lamar Media Corp., a Delaware corporation (the “Company”), the Subsidiary Borrower that may be or may become a party thereto (the “Subsidiary Borrower” and together with the Company, the “Borrowers”) and certain of its subsidiaries (collectively, the “Existing Subsidiary Guarantors” and, together with the Borrowers, the “Securing Parties”) are parties to a Credit Agreement dated as of September 30, 2005 (as modified and supplemented and in effect from time to time, the “Credit Agreement”, providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders named therein (collectively, together with any entity that becomes a “Lender” party to the Credit Agreement after the date hereof as provided therein, the “Lenders” and, together with Administrative Agent and any successors or assigns of any of the foregoing, the “Secured Parties”) to the Company in an aggregate principal or face amount not exceeding $1,350,600,000 (which, in the circumstances contemplated by Section 2.01(c) thereof, may be increased to $1,650,600,000 and made available to the Company and the Subsidiary Borrower). In addition, the Borrowers may from time to time be obligated to one or more of the Lenders under the Credit Agreement in respect of Swap Agreements under and as defined in the Credit Agreement (collectively, the “Swap Agreements”).
          In connection with the Credit Agreement, the Borrowers, the Existing Subsidiary Guarantors and the Administrative Agent are parties to an Amended and Restated Pledge Agreement dated as of                     , 2009 (the “Pledge Agreement”) pursuant to which the Securing Parties have, inter alia, granted a security interest in the Collateral (as defined in the Pledge Agreement) as collateral security for the Secured Obligations (as so defined). Terms defined in the Pledge Agreement are used herein as defined therein.
          To induce the Secured Parties to enter into the Credit Agreement, and to extend credit thereunder and to extend credit to the Borrowers under Swap Agreements, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Additional Subsidiary Guarantor has agreed to become a party to the Credit Agreement and the Pledge Agreement as a “Subsidiary Guarantor” thereunder, and to pledge and grant a security interest in the Collateral (as defined in the Pledge Agreement).
          Accordingly, the parties hereto agree as follows:
          Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Joinder to Agreements. Effective upon the execution and delivery hereof, the Additional Subsidiary Guarantor hereby agrees that it shall become a “Subsidiary Guarantor” under and for all purposes of the Credit Agreement and the Pledge Agreement with all the rights and obligations of a Subsidiary Guarantor thereunder. Without limiting the generality of the foregoing, the Additional Subsidiary Guarantor hereby:
          (i) jointly and severally with the other Subsidiary Guarantors party to the Credit Agreement guarantees to each Secured Party and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations in the same manner and to the same extent as is provided in Article III of the Credit Agreement;
          (ii) pledges and grants the security interests in all right, title and interest of the Additional Subsidiary Guarantor in all Collateral (as defined in the Pledge Agreement) now owned or hereafter acquired by the Additional Subsidiary Guarantor and whether now existing or hereafter coming into existence provided for by Article III of the Pledge Agreement as collateral security for the Secured Obligations and agrees that each of the Annexes thereof shall be supplemented as provided in Appendix A hereto;
          (iii) makes the representations and warranties set forth in Article IV of the Credit Agreement and in Article II of the Pledge Agreement, with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Loan Documents included reference to this Agreement; and
          (iv) submits to the jurisdiction of the courts, and waives jury trial, as provided in Sections 10.09 and 10.10 of the Credit Agreement.
          The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 6.10(a)(iii) of the Credit Agreement to the Secured Parties.

2

          IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

[ADDITIONAL SUBSIDIARY GUARANTOR]
By:
Title:

Accepted and agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:

Title: